UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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DIGITAL RIVER, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DIGITAL RIVER, INC.

10380 BREN ROAD WEST

MINNETONKA, MN 55343

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 21, 2014

TO THE STOCKHOLDERS OF DIGITAL RIVER, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of stockholders of DIGITAL RIVER, INC., a Delaware corporation, will be held on Wednesday, May 21, 2014, at 3:30 p.m. local time at our offices at 10380 Bren Road West, Minnetonka, Minnesota, 55343 and on the Internet at www.virtualshareholdermeeting.com/driv2014 for the following purposes:

1.                                      To elect three Class I directors for a term of three years;

2.                                      To approve the 2014 Equity Incentive Plan;

3.                                      To submit an advisory vote to approve the executive compensation of our Named Executive Officers;

4.                                      To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as our independent auditors for our fiscal year ending December 31, 2014; and

5.                                      To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

The Board of Directors has fixed the close of business on March 26, 2014, as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

By Order of the Board of Directors

/s/ Kevin L. Crudden
KEVIN L. CRUDDEN
Secretary

Minnetonka, Minnesota

April 11, 2014

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. IF YOU DO NOT RETURN THE ENCLOSED PROXY, YOU MAY VOTE YOUR SHARES ON THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON YOUR PROXY. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

DIGITAL RIVER, INC.

10380 BREN ROAD WEST

MINNETONKA, MN 55343

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

May 21, 2014

INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

The enclosed proxy is solicited on behalf of the Board of Directors of Digital River, Inc., a Delaware corporation, for use at the Annual Meeting of stockholders to be held on May 21, 2014, at 3:30 p.m. local time, or at any adjournment or postponement of the Annual Meeting, for the purposes set forth in this proxy statement and in the accompanying Notice of Annual Meeting.  The Annual Meeting will be held at our offices at 10380 Bren Road West, Minnetonka, Minnesota 55343.  You may also attend the meeting online, including submitting questions, at www.virtualshareholdermeeting.com/driv2014.

SOLICITATION

We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to stockholders.   We will furnish copies of solicitation materials to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our common stock, par value $.01 per share, beneficially owned by others to forward to the beneficial owners.  We may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to the beneficial owners.  Our directors, officers or other regular employees may supplement original solicitation of proxies by mail, telephone or personal solicitation.  They will not be paid any additional compensation for these services.

VOTING RIGHTS AND OUTSTANDING SHARES

Only holders of record of our common stock at the close of business on March 26, 2014, will be entitled to notice of and to vote at the Annual Meeting. Each holder of record of our common stock on that date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting. At the close of business on March 21, 2014, we had outstanding and entitled to vote 33,012,148 shares of common stock.

A quorum of stockholders is necessary to hold a valid meeting.  A quorum will be present if at least a majority of the outstanding shares are represented at the meeting in person or by proxy.  All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.  Abstentions will be counted towards the vote total on proposals presented to the stockholders and will have the same effect as negative votes.  Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved.

DISTRIBUTION AND ELECTRONIC AVAILABILITY OF PROXY MATERIALS

We utilize Securities and Exchange Commission (“SEC”) rules that allow companies to furnish proxy materials to stockholders via the Internet. If you received a Notice of Internet Availability of Proxy Materials (“Notice”) by mail, you will not receive a printed copy of the proxy materials, unless you specifically request one. The Notice instructs you on how to access and review all of the important information contained in the proxy statement and annual report as well as how to submit your proxy over the Internet. If you received the Notice and would still like to receive a printed copy of our proxy materials, you should follow the instructions for requesting these materials included in the Notice.

We plan to mail the Notice to stockholders by April 12, 2014, which will contain instructions on how to access this proxy statement and our annual report online.

We first made available the proxy solicitation materials at www.proxyvote.com on or around April 11, 2014, to all stockholders entitled to vote at the annual meeting.  You may also request a printed copy of the proxy solicitation materials by any of the following methods: via Internet at www.proxyvote.com; by telephone at 1-800-579-1639; or by sending an e-mail to sendmaterial@proxyvote.com.  Our 2013 Annual Report to stockholders was made available at the same time and by the same methods.

VOTING VIA THE INTERNET OR BY TELEPHONE

You may grant a proxy to vote your shares by means of the telephone or on the Internet.  The law of Delaware, under which we are incorporated, specifically permits electronically transmitted proxies, provided that each proxy contains or is submitted with information from which the inspectors of election can determine that this proxy was authorized by you.

The telephone and Internet voting procedures below are designed to authenticate stockholders’ identities, to allow stockholders to grant a proxy to vote their shares and to confirm that stockholders’ instructions have been recorded properly.  If you are granting a proxy to vote via the Internet, you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which must be borne by you.

For Shares Registered in your Name

Stockholders of record may grant a proxy to vote shares of our common stock by using a touch-tone telephone to call 1-800-690-6903 or via the Internet by accessing the website www.proxyvote.com or www.virtualshareholdermeeting.com/driv2014.  You will be required to enter our number and a twelve-digit control number (these numbers are located on the proxy card).  If voting via the Internet, you will then be asked to complete an electronic proxy card.  The votes will be generated on the computer screen and you will be prompted to submit or revise them as desired.  Votes submitted by telephone or via the Internet must be received by 11:59 p.m., Eastern Time, on May 20, 2014.  Submitting your proxy by telephone or via the Internet will not affect your right to vote in person should you decide to attend the Annual Meeting.

For Shares Registered in the Name of a Broker or Bank

If your stock is held through a bank, broker or other agent (held in street name), you will receive instructions from them that you must follow in order to have your shares voted.   A number of brokers and banks are participating in a program provided through Broadridge Financial Solutions, Inc. that offers the means to give instructions to vote shares by means of the Internet.  If your shares are held in an account with a broker or bank participating in the Broadridge Financial Solutions, Inc. program, you may go to www.proxyvote.com to give instructions to vote your shares by means of the Internet.  Votes submitted via the Internet must be received by 11:59 p.m., Eastern Time, on May 20, 2014.  Submitting your voting instructions via the Internet will not affect your right to vote in person should you decide to attend the Annual Meeting.  A beneficial owner who wishes to vote at the meeting must have an appropriate proxy from his or her broker or bank appointing that beneficial owner as attorney-in-fact for purposes of voting the beneficially held shares at the meeting.

REVOCABILITY OF PROXIES

Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted.  You may revoke your proxy by filing with our Corporate Secretary at our principal executive office, 10380 Bren Road West, Minnetonka, Minnesota 55343, a written notice of revocation or a duly executed proxy bearing a later date, or you may revoke your proxy by attending the meeting and voting in person.  Attendance at the meeting will not, by itself, revoke a proxy.

If you are the beneficial owner of shares held in the name of a broker or bank and you wish to vote at the Annual Meeting, you must have an appropriate proxy from your broker or bank appointing you as attorney-in-fact for purposes of voting at the meeting.

STOCKHOLDER PROPOSALS

The deadline for submitting a stockholder proposal for inclusion in our proxy statement and form of proxy for our 2015 Annual Meeting of stockholders pursuant to Rule 14a-8 of the Securities and Exchange Commission is December 13, 2014.

For business to be properly brought before an annual meeting by a stockholder, the stockholder, wishing to submit proposals or director nominations that are not to be included in such proxy statement and proxy, must have given timely notice in writing to our Corporate Secretary.  To be timely, a stockholder’s notice must be delivered to or mailed and received at our principal executive offices not later than the close of business on February 20, 2015, nor earlier than the close of business on January 21, 2015.  You should also review our bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations.

NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act enacted on July 21, 2010, Section 14A of the Securities Exchange Act (15 U.S.C. § 78n-1 et. seq.) requires the Company to hold an advisory vote on the compensation of our executive officers as set forth in the Compensation Discussion and Analysis, the compensation tables and other related disclosures in this proxy statement (commonly referred to as a “say-on-pay” proposal). Providing stockholders with an advisory vote on executive compensation may produce useful information on investor sentiment with regard to the Compensation Committee’s executive compensation philosophy, policies, and procedures.  The results of this vote will not be binding on the Company.

PROPOSAL 1

ELECTION OF DIRECTORS

Our Restated Certificate of Incorporation and bylaws provide that the Board of Directors will be divided into three classes, with each class having a three-year term.  Vacancies on the Board that arise between stockholder meetings may be filled only by persons elected by a majority of the remaining directors.  A director elected by the Board to fill a vacancy in a class (including a vacancy created by an increase in the number of directors) shall serve for the remainder of the full term of the class of directors in which the vacancy occurred.

Our Board of Directors presently has eight members.  There are two directors in the class whose term of office expires in 2014 (Thomas F. Madison and Cheryl F. Rosner).  The Nominating and Corporate Governance Committee has nominated Mr. Madison and Ms. Rosner for election as Class I directors.  On September 12, 2013, the Board of Directors appointed Edmond I. Eger III to the Board. The Nominating and Corporate Governance Committee of the Board has nominated Mr. Eger to stand for election as a Class I director as well at the upcoming Annual Meeting.  If elected at the Annual Meeting, Messrs. Madison and Eger and Ms. Rosner would each serve until the 2017 annual meeting and until his or her successor is elected and has qualified, or until death, resignation or removal.

Our bylaws and Corporate Governance Guidelines require a majority vote standard for non-contested director elections and contain a resignation requirement for directors who fail to receive the required majority vote. Although all nominees are non-contested as of the date of this Notice of Annual Meeting, a plurality vote standard would apply to any contested director elections. To be elected in a non-contested election under the majority voting standard, a director nominee must receive more “For” votes than “Against” votes.  Abstentions and broker non-votes are counted towards a quorum but will have no effect in non-contested director elections since only votes “For” and “Against” a nominee will be counted towards the vote total. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of each of the nominees.  In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, the shares will be voted for the election of a substitute nominee as the Nominating and Corporate Governance Committee may propose.  The nominees have agreed to serve if elected, and the Nominating and Corporate Governance Committee and management have no reason to believe that the nominees will be unable to serve. If the number of shares voted “For” an incumbent director does not exceed the number of votes cast “Against” that incumbent director (an “Against Vote”), that incumbent director will tender his or her resignation to the Board of Directors following certification of the stockholder vote. The Nominating and Corporate Governance Committee will then promptly consider the resignation submitted by an incumbent director receiving an Against Vote and recommend to the Board of Directors whether to accept the tendered resignation or reject it, or whether other action should be taken. The Board of Directors will then act on the Nominating and Corporate Governance Committee’s recommendation within 90 days following certification of the stockholder vote, which action may include, without limitation, acceptance of the tendered resignation, adoption of measures designed to address the issues underlying the Against Vote, or rejection of the tendered resignation.

NOMINEES FOR ELECTION FOR A THREE-YEAR TERM EXPIRING AT THE 2017 ANNUAL MEETING:

THOMAS F. MADISON

Mr. Madison (78) has served as a director of the Company since August 1996. Mr. Madison was appointed Chairman of the Board of Directors of Digital River on January 1, 2013, and has served as non-executive Chairman since February 28, 2013. He served as Digital River’s Interim Chief Executive Officer from November 1, 2012 to February 28, 2013.  Mr. Madison serves as the Chair of the Company’s Nominating and Corporate Governance Committee. Mr. Madison served as the Chair of the Company’s Audit Committee and as a member of the Company’s Compensation Committee until November 1, 2012, when he resigned his membership on those committees in connection with his appointment as Interim Chief Executive Officer, and was re-appointed to the Company’s Compensation Committee on February 28, 2013.  Since January 1993, he has been the President and Chief Executive Officer of MLM Partners, a consulting and small business investment company. From December 1996 to March 1999, Mr. Madison served as Chairman of Communications Holdings, Inc., a communications and systems integration company. From August 1999 to March 2000, Mr. Madison served as Chairman of AetherWorks, Inc., a provider of Internet telephony and data networking solutions for the telecommunications industry. From February 1994 to September 1994, Mr. Madison served as Vice Chairman and Chief Executive Officer at Minnesota Mutual Life Insurance Company. From June 1987 to December 1992, Mr. Madison was President of US WEST Communications Markets, a division of US WEST, Inc. From 1985 to 1987, Mr. Madison served as the President and Chief Executive Officer of Northwestern Bell Telephone Company. Mr. Madison serves as a director of Qumu Corporation (formerly known as Rimage Corporation), Field Solutions and SpanLink, and from September 2003 to September 2005, he served as Chair of Banner Health System. Mr. Madison’s previous board experience includes service of the board of directors of Centerpoint Energy, Valmont Industries, and Delaware Group of Funds and as chair of the advisory board for Voiceviewer, a healthcare software company.

Areas of relevant experience: international operations and issues; risk management; financial reporting, accounting and controls; corporate governance; deep knowledge of the Company due to significant tenure with the Company.

CHERYL F. ROSNER

Ms. Rosner (51) has served as our director since December 2009. Ms. Rosner serves as a member of our Audit Committee and Nominating and Corporate Governance Committee. Ms. Rosner is the founder and has served as the Chief Executive Officer of Stayful, Inc., an online seller of hotel rooms, since July 2013.  From December 2008 to July 2013, Ms. Rosner served as a consultant and advisor to various companies. From April 2010 to November 2010, Ms. Rosner served as President and Chief Executive Officer and Strategic Advisor to Buywithme, Inc.  From June 2007 to December 2008, Ms. Rosner served as President and Chief Executive Officer of TicketsNow.com, Inc. From 1999 to 2006, Ms. Rosner served in a number of executive positions at Expedia, Inc., including President of Expedia Corporate Travel from July 2005 to August 2006 and President of Hotels.com from December 2003 to July 2005. Prior thereto, Ms. Rosner held sales and marketing management positions at a number of global travel and hospitality companies. Ms. Rosner is a director of SilverRail Technology and a Trustee of Conscious Capitalism Inc., a non-profit organization.

Areas of relevant experience: branding and marketing; internet operations; internet-based travel services.

EDMOND I. EGER III

Mr. Eger (53) has served as our director since September 2013. Mr. Eger serves as a member of our Audit Committee and Nominating and Corporate Governance Committee. Mr. Eger has served as President and Chief Executive Officer of OANDA Corporation, a provider of foreign exchange trading services, since December 2013. Mr. Eger served as an independent business consultant from April 2013 to November 2013.  Mr. Eger previously served as a Senior Vice President and General Manager of the Americas business at PayPal, Inc. from August 2009 to April 2013.  From May 1999 to August 2009, he served in various senior management positions with Citigroup, Inc., in Australia, Asia, and North America, last serving as Chief Executive Officer for the international cards business.  Mr. Eger also sits on the board of City Year San Jose/Silicon Valley, a non-profit organization.

Areas of relevant experience:  payments and ecommerce; international operations and global perspective; financial services; risk management; branding and marketing.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2015 ANNUAL MEETING:

DOUGLAS M. STEENLAND

Mr. Steenland (62) has served as our director since March 2009. Mr. Steenland serves as the Chair of our Compensation Committee and serves as a member of our Nominating and Corporate Governance Committee. He served as President and Chief Executive Officer of Northwest Airlines Corporation (“NWA”) from October 2004 until October 2008 when NWA and Delta Air Lines, Inc. merged. Mr. Steenland served in a number of executive positions after joining NWA in 1991, including President from April 2001 to October 2004, Executive Vice President and Chief Corporate Officer from September 1999 to April 2001, Executive Vice President—Alliances, General Counsel and Secretary from January 1999 to September 1999, Executive Vice President, General Counsel and Secretary from June 1998 to January 1999, and Senior Vice President, General Counsel and Secretary from 1994 to 1998. Prior to joining NWA, Mr. Steenland was a senior partner at the Washington, D.C. law firm of Verner, Lipfert, Bernhard, McPherson and Hand. In the past five years, Mr. Steenland has also served as a director of Northwest Airlines Corporation and Delta Airlines, Inc. Mr. Steenland was President and Chief Executive Officer of Northwest Airlines Corporation when it filed for Chapter 11 bankruptcy in 2005. In addition to his directorships at private companies, Mr. Steenland is a director of American International Group, Inc., TravelPort, LLC and Hilton Worldwide, Inc.

Areas of relevant experience: international operations, global perspective and issues; operating environment; corporate governance; legal issues.

ALFRED F. CASTINO

Mr. Castino (61) has served as our director since July 2010. Mr. Castino serves as Chair of our Audit Committee and as a member of our Nominating and Corporate Governance Committee. Since August 2008, Mr. Castino has served as an independent consultant. Mr. Castino served as Chief Financial Officer of Autodesk, Inc. from July 2002 to August 2008. Prior to July 2002, Mr. Castino held various financial positions at Hewlett-Packard Company, Sun Microsystems, Inc. and PeopleSoft, Inc., where he served as Chief Financial Officer. Mr. Castino is also a director of Synopsys, Inc. and serves on its audit committee.

Areas of relevant experience: financial management of software companies; general financial expertise; public company experience; international operations and issues.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2016 ANNUAL MEETING:

PERRY W. STEINER

Mr. Steiner (48) has served as our director since April 1998 and served as our President from July 1998 to February 2001. Mr. Steiner serves on the Company’s Nominating and Corporate Governance Committee and Compensation Committee. Mr. Steiner serves as Managing Partner with Arlington Capital Partners, a private equity fund, which he joined in 2001. Prior thereto, Mr. Steiner served as a senior member of Wasserstein Perella Ventures, Inc., a venture capital fund, and as a principal of TCW Capital. Mr. Steiner serves as a director of Iron Data LLC, Main Line Broadcasting and Virgo Holdings.

Areas of relevant experience: capital markets; corporate finance; mergers and acquisitions; detailed knowledge of Company from prior role as President of the Company.

TIMOTHY J. PAWLENTY

Mr. Pawlenty (53) has served as our director since December 2011.  Mr. Pawlenty serves as a member of our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.  Since November 2012, Mr. Pawlenty has served as President and Chief Executive Officer of the Financial Services Roundtable.  Mr. Pawlenty previously served as Governor of the State of Minnesota for two terms from 2003 to 2011. From January 2011 to November 2012, Mr. Pawlenty served as an independent consultant.  Prior to 2003, Mr. Pawlenty’s experiences include serving in the Minnesota House of Representatives where he was elected Majority Leader; private practice with Rider Bennett, a Twin Cities-based law firm; Vice President of Corporate Development for Wizmo, an early stage technology services company; and service on the Board of Directors of NewTel Europe, LLC, Stratika, Tiburon, Inc. and Inmar, Inc. Mr. Pawlenty also currently serves as a member of the board of directors of Miromatrix Medical, Inc., Red Prairie Corporation, and Smart Sand, Inc. From October 2011 to September 2012, Mr. Pawlenty served as senior advisor to Vector Capital.

Areas of relevant experience:  executive leadership and decision making; budgeting and financial oversight; legal, regulatory and compliance oversight.

DAVID C. DOBSON

Mr. Dobson (51) has served as Digital River’s Chief Executive Officer and a member of the Board of Directors since February 2013.  Mr. Dobson served as an independent business consultant from July 2012 to February 2013.  From July 2010 to July 2012, Mr. Dobson served as executive vice president and group executive, Global Lines of Business, at CA Technologies, a global provider of products and solutions for mainframe, distributed computing and cloud computing environments.  From August 2009 to July 2010, Mr. Dobson served as President of Pitney Bowes Management Services, Inc., a wholly owned subsidiary of Pitney Bowes Inc., a manufacturer of software and hardware and a provider of services related to documents, packaging, mailing and shipping. From June 2008 to July 2009, Mr. Dobson served as Executive Vice President and Chief Strategy and Innovation Officer of Pitney Bowes Inc., where he was responsible for leading the development of the company’s long-term strategy.  From June 2005 to June 2008, Mr. Dobson served as chief executive officer of Corel Corporation, a global provider of leading software titles.  Prior thereto, Mr. Dobson previously spent 19 years at

IBM where he held a number of senior management positions, including corporate vice president, Emerging Business Opportunities, and president and general manager, IBM Printing Systems Division.

Areas of relevant experience:  executive leadership and decision making; budgeting and financial oversight; sales and operational management.

The Board of Directors recommends that you vote FOR all of the named nominees.

BOARD LEADERSHIP STRUCTURE

The Chairman of the Board leads the Board and oversees Board meetings and the delivery of information necessary for the Board’s informed decision-making. The Chairman also serves as the principal liaison between the Board and our management.  The Board does not have a policy as to whether the Chairman should be an independent director or a member of management. Instead, the Board selects the Chairman based on what it determines to be in the best interests of our stockholders.

On February 28, 2013, we appointed Thomas F. Madison, our former Lead Director, as our Chairman of the Board.  We believe the separation of the Chief Executive Officer and the Chairman positions demonstrates our continued sensitivity to governance issues and is appropriate at this time.

Each of our directors, other than Mr. Dobson, is independent under rules promulgated by NASDAQ and the Board believes that the independent directors provide effective oversight of management. Moreover, in addition to feedback provided during the course of Board meetings, the independent directors have regular executive sessions. Mr. Madison, as Chairman of the Board presides at these executive sessions. The Board believes that this approach effectively encourages full engagement of all directors in executive sessions.  Following an executive session of independent directors, Mr. Madison acts as a liaison between the independent directors and management regarding any specific feedback or issues, provides management with input regarding agenda items for Board and committee meetings, and coordinates with the management regarding information to be provided to the independent directors in performing their duties.

BOARD COMMITTEES AND MEETINGS

The Board has three standing committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee.  Each of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee has a written charter which may be viewed on our Web site at www.digitalriver.com in the “Company” section under the “Investor Relations” link.  The charters include information regarding the committees’ composition, purpose and responsibilities.

During the fiscal year ended December 31, 2013, there were a total of six meetings of the Board and each of the directors attended at least 75% of the total meetings of the Board and of the committees on which he or she served and which were held during the period he or she was a director or committee member.  We encourage, but do not require, directors to attend the Annual Meeting of our stockholders.  In 2013, all of our directors attended the Annual Meeting of stockholders.

The following table summarizes the membership of the Board and each of its Committees at December 31, 2013, as well as the number of times each met during fiscal year 2013.

Director	Board	Audit	Compensation	Nominating and Corporate Governance

Mr. Dobson	Member	—	—	—
Mr. Madison	Chair	—	Member	Chair
Mr. Steiner	Member	—	Member	Member
Mr. Castino	Member	Chair	—	Member
Mr. Steenland	Member	—	Chair	Member
Ms. Rosner	Member	Member	—	Member
Mr. Pawlenty	Member	Member	—	Member
Mr. Eger	Member	Member	—	Member

Number of Meetings in Fiscal Year 2013:

Meetings	Board	Audit	Compensation	Nominating and Corporate Governance
Regular	4	8	7	4
Special	2	0	0	0
Total:	6	8	7	4

Audit Committee

The Audit Committee of our Board of Directors oversees our corporate accounting and financial reporting processes and audits of our financial statements.  For this purpose, the Audit Committee performs several functions.  The Audit Committee evaluates the performance of and assesses the qualifications of the independent auditors; determines the engagement and compensation of the independent auditors; determines whether to retain or terminate the existing independent auditors or to engage new independent auditors; reviews and approves the retention of the independent auditors to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent auditors on our engagement team as required by law; reviews the financial statements to be included in our Annual Report on Form 10-K; and discusses with management and the independent auditors the results of the annual audit and the results of the quarterly financial statement reviews.  Mr. Castino served as the Chair of the Audit Committee in 2013.  Our Board has determined that Mr. Castino is an “audit committee financial expert” as defined in rules promulgated by the SEC.  All members of the Audit Committee are independent under the current requirements of the NASDAQ listing rules and SEC rules and regulations.

Compensation Committee

The Compensation Committee reviews and approves our overall compensation strategy and policies. The Compensation Committee reviews and approves corporate performance goals and objectives relevant to the compensation of our executive officers; reviews and approves the compensation and other terms of employment of our Chief Executive Officer and other executive officers; and administers our stock option and purchase plans, pension and profit sharing plans, stock bonus plans, deferred compensation plans and other similar programs.  Mr. Steenland serves as the Chair of the Compensation Committee.    All members of the Compensation Committee are independent under the current requirements of the NASDAQ listing rules and SEC rules and regulations.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee identifies, reviews, evaluates, recommends and approves candidates for membership on the Board and its various committees, and also is responsible for oversight of corporate governance issues.  Mr. Madison serves as the Chair of the Nominating and Corporate Governance Committee.  All members of the Nominating and Corporate Governance Committee are independent under the current requirements of the NASDAQ listing rules and SEC rules and regulations.

Our bylaws contain provisions that address the process by which a stockholder may nominate an individual to stand for election to our Board at our Annual Meeting of stockholders.  These requirements are separate from and in addition to the SEC requirements that must be met by a stockholder in order to have a stockholder proposal included in our proxy statement.  See “Information Concerning Solicitation and Voting—Stockholder Proposals.”  To date, we have not received any recommendations from stockholders requesting that the Nominating and Corporate Governance Committee consider a candidate for inclusion among the slate of nominees presented at our Annual Meeting of stockholders.  The Nominating and Corporate Governance Committee will consider qualified candidates for director suggested by the stockholders.  Stockholders can suggest qualified candidates for director by writing to the attention of our Corporate Secretary at 10380 Bren Road West, Minnetonka, Minnesota 55343.  We will forward submissions that we receive which meet the criteria outlined below to the Nominating and Corporate Governance Committee for further review and consideration.  We encourage you to forward any stockholder submissions to our Corporate Secretary prior to December 13, 2014, to ensure time for meaningful consideration of the nominee.  See also “Information Concerning Solicitation and Voting—Stockholder Proposals” for applicable deadlines.  The Nominating and Corporate Governance Committee also may develop other more formal policies regarding stockholder nominations.

Although the Nominating and Corporate Governance Committee has not formally adopted minimum criteria for director nominees, the Nominating and Corporate Governance Committee does seek to ensure that the members of our Board possess both exemplary professional and personal ethics and values and an in-depth understanding of our business and industry.  The Nominating and Corporate Governance Committee also believes in the value of professional diversity among members of the Board, and it feels that it is appropriate for members of our senior management to participate as members of the Board.  The Nominating and Governance Committee further believes that nominees should possess appropriate qualifications and reflect a reasonable diversity of backgrounds and perspectives, including those backgrounds and perspectives with respect to age, gender, culture, religion, race and national origin.  The Nominating and Corporate Governance Committee requires that at least one member of the Board qualify as an “audit committee financial expert” as defined by SEC rules, and that a majority of the members of the Board meet the definition of independence under rules promulgated by NASDAQ.

The Nominating and Corporate Governance Committee identifies nominees for the class of directors being elected at each Annual Meeting of stockholders by first evaluating the current members of the class of directors willing to continue in service.  Current members of the Board with skills and experience that are relevant to our business and who are willing to continue to serve on our Board are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with the benefits of bringing on members with new perspectives.  If any member of the class of directors does not wish to continue in service or if the Nominating and Corporate Governance Committee decides not to re-nominate a member of such class of directors for reelection, the Nominating and Corporate Governance Committee will review the skills and experience of a new nominee in light of the criteria above.

Use of Consultants

As set forth in its charter, the Compensation Committee has the authority to select, retain and/or replace, as needed, outside consultants to provide advice to the Compensation Committee in connection with its fulfillment of its responsibilities. Under the Committee’s direction, its consultant cannot provide any other services to management. Since 2007, the Committee has retained Frederic W. Cook & Co., Inc. (“Cook & Co.”) as its independent compensation consultant. In accordance with the Committee’s policy, Cook & Co. does not provide any other services to management.

The consultant compiles information regarding executive and director compensation, including advice regarding the components and mix (short-term/long-term; fixed/variable; cash/equity) of the executive compensation programs of the Company and its “peer group” and analyzes the relative performance of the Company and the peer group with respect to the financial metrics used in the programs. The consultant also provides information regarding emerging trends and best practices in executive compensation. In addition to information compiled by the consultant, the Committee also reviews general survey data compiled and published by third parties.  The consultant retained by the Committee reports to the Committee Chair and has direct access to Committee members.

Oversight of Risk Management

We are exposed to risks including, but not limited to, strategic, operational and reputational risks and risks relating to reporting and legal compliance. Our management designed our enterprise risk management process to identify, monitor and evaluate these risks, and develop an approach to address each identified risk.

Our Chief Financial Officer is responsible for overseeing the Company’s enterprise risk management process and reports enterprise risk information to the Audit Committee and the Board on a quarterly basis. In fulfilling his risk management responsibilities, the Chief Financial Officer works closely with members of the senior management team, including the Company’s General Counsel and the Director of Internal Audit.

On behalf of the Board, the Audit Committee plays a key role in the oversight of the Company’s enterprise risk management function. In this regard, the Company’s Chief Financial Officer meets with the Audit Committee at least four times per year to specifically discuss the risks facing the Company from a financial reporting perspective and to highlight any new risks that may have arisen since they last met. Additionally, at each Board meeting, the Chief Executive Officer and Chief Financial Officer report information about major risks facing the Company.

Diversity

In consultation with other members of the Board, the Nominating and Corporate Governance Committee is responsible for identifying individuals who it considers qualified to become Board members. In considering whether to recommend an individual for election to the Board, the Nominating and Corporate Governance Committee considers, as required by its charter and the Corporate Governance Guidelines, the Board’s overall balance of diversity of perspectives, backgrounds and experiences. The Nominating and Corporate Governance Committee views diversity expansively and considers among other things, functional areas of experience, educational background, employment experience and leadership performance as well as those intangible factors that it deems appropriate to develop a heterogeneous and cohesive Board such as integrity, achievements, mature judgment, intelligence, practical wisdom, personal character, the interplay of the candidate’s relevant experience with the experience of other Board members, the willingness of the candidate to devote adequate time to Board duties, and likelihood that he or she will be willing and able to serve on the Board for a sustained period.

Our Board of Directors and each of its committees engage in an annual self-evaluation process. As part of that process, directors, including the Chief Executive Officer, provide feedback on, among other things, whether the Board is meeting its diversity objectives and how the composition of the Board should be changed or supplemented in order to enhance its value to the Company and its stockholders.

Risk Assessment of Compensation Policies and Practices

We have assessed the compensation policies and practices for our employees and concluded that they do not create risks that are reasonably likely to have a material adverse effect on the Company. This analysis was presented to our Compensation Committee.

Director Independence

The Board has reviewed director independence.  As a result of this review, the Board determined that seven of the eight directors are independent of us and our management, as independence is currently defined in rules promulgated by NASDAQ. All members of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee qualify as independent directors, as independence is currently defined in rules promulgated by NASDAQ, and, in the case of the Audit Committee, the SEC and NASDAQ.  The independent directors are Messrs. Madison, Steiner, Steenland, Castino, Pawlenty, Eger and Ms. Rosner.  Mr. Dobson is considered an inside director because of his employment as our Chief Executive Officer.  During the period he served as our interim Chief Executive Officer, Mr. Madison was also considered an inside director.

Executive Sessions

During the fiscal year ended December 31, 2013, the non-management independent directors met in executive sessions without management on five occasions.  Mr. Madison presided over these executive sessions as the Chairman of the Board.

CORPORATE GOVERNANCE GUIDELINES

We have adopted Corporate Governance Guidelines that outline, among other matters, the role and functions of the Board, the responsibilities of various Board committees, and the procedures for reporting concerns to the Board.

The Guidelines provide, among other things, that:

•                  a majority of the directors must be independent;

•                  the Board designate a Chair or a lead independent director who, among other duties, is responsible for presiding over executive sessions of independent directors;

•                  the Board appoint all members of the Board committees; and

•                  the independent directors meet in executive sessions without the presence of the non-independent directors or members of our management at least four times a year during regularly scheduled Board meeting days and from time to time as deemed necessary or appropriate.

Our Bylaws also require a majority vote standard for non-contested director elections.  Our Corporate Governance Guidelines provide that if in a non-contested election of directors at a meeting of stockholders held in accordance with our bylaws the number of shares voted “For” an incumbent director does not exceed the number of votes cast “Against” that incumbent director (an “Against Vote”), that incumbent Director will promptly tender his or her resignation to the Chair of the Board following certification of the stockholder vote.  The Governance and Nominating Committee will promptly consider the resignation submitted by an incumbent director receiving an Against Vote and recommend to the Board whether to accept the tendered resignation or reject it.  The Board will act on the Governance and Nominating Committee’s recommendation within 90 days following certification of the stockholder vote, and we will promptly publicly disclose the Board’s decision and the reasons for that decision.

As the operation of the Board is a dynamic process, the Board regularly reviews changing legal and regulatory requirements, evolving best practices and other developments. The Board may modify the Guidelines from time to time, as appropriate.

COPIES OF GOVERNANCE GUIDELINES, CODE OF CONDUCT AND ETHICS AND BOARD COMMITTEE CHARTERS

Copies of our Corporate Governance Guidelines, Code of Conduct and Ethics and all Board Committee Charters can be viewed on and downloaded from our website at www.digitalriver.com, in the “Company” section under the “Investor Relations” link.  You may request free print copies of each of them by writing to our Corporate Secretary at the address listed below under the heading “Communications with the Board of Directors.”

CODE OF CONDUCT AND ETHICS

We have adopted a Code of Conduct and Ethics that applies to our Chief Executive Officer and senior financial officers, including our Chief Financial Officer and our Controller, as well as our Board of Directors and all employees.  We will provide a copy of the Code to any person, without charge, upon request.  These requests can be made in writing to our Corporate Secretary at 10380 Bren Road West, Minnetonka, Minnesota 55343.  To the extent permitted by the rules promulgated by NASDAQ, we intend to disclose any amendments to, or waivers from, the Code provisions applicable to our Chief Executive Officer and senior financial officers, including our Chief Financial Officer, and our Controller, or with respect to the required elements of the Code on our website, www.digitalriver.com, in the “Company” section under the “Investor Relations” link.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

If you wish to communicate with the Board of Directors, with the independent directors as a group or with the Chairman, you may send your communication in writing to our Corporate Secretary at 10380 Bren Road West, Minnetonka, Minnesota 55343. You must include your name and address and indicate whether you are a stockholder of Digital River. The Corporate Secretary will compile all communications, summarize all lengthy, repetitive or duplicative communications and forward them to the appropriate director or directors. For example, the Corporate Secretary will forward stockholder communications recommending potential director nominees to the chairman of the Nominating and Corporate Governance Committee. The Corporate Secretary will not forward non-substantive communications or communications that pertain to personal grievances, but instead will forward them to the appropriate department for resolution. In this case, the Corporate Secretary will retain a copy of the communication for review by any director upon his request.

DIRECTOR NOMINATIONS

The Nominating and Corporate Governance Committee is the standing committee responsible for identifying and recommending nominees for election to the Board of Directors. The Nominating and Corporate Governance Committee determines the required selection criteria and qualifications of director nominees based upon our needs at the time nominees are considered. A candidate must exhibit strong personal integrity, character, ethics and judgment. When evaluating prospective candidates, the Committee will consider, in accordance with its charter, such factors as:

•                  The candidate’s business skills and experience;

•                  The candidate’s satisfaction of independence and qualification requirements of NASDAQ;

•                  The mix of directors and their individual skills and experiences; and

•                  Core competencies that should be represented on the Board.

When current Board members are considered for nomination for re-election, the Nominating and Corporate Governance Committee assesses the contributions of those directors, their performance and their attendance at Board and respective Committee meetings.

The Nominating and Corporate Governance Committee will consider qualified candidates for possible nomination that are submitted by stockholders. Any stockholder wishing to propose a nominee should submit a recommendation in writing to our Corporate Secretary, at 10380 Bren Road West, Minnetonka, Minnesota 55343, indicating the nominee’s qualifications and other relevant biographical information and providing confirmation of the nominee’s consent to serve as a director. These proposals for nominees will be given due consideration by the Nominating and Corporate Governance Committee for recommendations to the Board based on the nominee’s qualifications.

No candidates for director nominations were submitted to the Nominating and Corporate Governance Committee by any stockholder in connection with the 2014 Annual Meeting. We encourage you to forward any stockholder submissions to our Corporate Secretary prior to December 13, 2014, to ensure time for meaningful consideration of the nominee in connection with the 2015 Annual Meeting. See also “Information Concerning Solicitation and Voting—Stockholder Proposals” for applicable deadlines.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The following is the report of the Audit Committee with respect to our audited financial statements for the fiscal year ended December 31, 2013, which include our consolidated balance sheets as of December 31, 2013 and 2012, and the consolidated statements of operations, comprehensive income (loss), stockholders’ equity and cash flows for each year in the periods ended December 31, 2013, 2012 and 2011, and the related notes.

The Audit Committee reviews our consolidated financial statements, corporate accounting and financial reporting process and internal controls on behalf of the Board of Directors.  All of the members of the Audit Committee are independent under the current requirements of the NASDAQ listing standards and SEC rules and regulations.  Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal control over financial reporting.  In fulfilling its oversight responsibilities with respect to our corporate accounting and financial reporting process, the Audit Committee regularly reviews and discusses the financial statements with management, including the discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.  The Audit Committee also regularly meets with our independent auditors who have unrestricted access to the Audit Committee.  During the fiscal year ended December 31, 2013, the Audit Committee actively participated in overseeing our efforts in maintaining and testing internal controls over financial reporting in accordance with the requirements of Section 404 of the Sarbanes-Oxley Act of 2002, in connection with which our independent auditors issued an unqualified opinion on February 27, 2014.

The Audit Committee determines the engagement and compensation of the independent auditors, evaluates the performance of and assesses the qualifications of the independent auditors, reviews and pre-approves the retention of the independent auditors to perform any proposed permissible non-audit services and monitors the rotation of partners of the independent auditors on our engagement team. The Audit Committee reviewed and discussed with Ernst & Young LLP, our independent auditors who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Audit Committee under PCAOB Auditing Standard No. 16, Communications with Audit Committees, and SEC Rule 2-07, Communications with Audit Committees. In addition, the Audit Committee has discussed with Ernst & Young LLP their independence from us and our management and the Audit Committee has received the written disclosures and the letter from the independent accountants required by Rule 3526 of the Public Company Accounting Oversight Board, (Communications with Audit Committees Concerning Independence), and considered the compatibility of any non-audit services with the independence of Ernst & Young LLP.

The Audit Committee discussed with our independent auditors the overall scope and plans for their audit.  The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of our internal control and the overall quality of our financial reporting.  During the last fiscal year, the Audit Committee met with the independent auditors eight times without management present in connection with the foregoing matters.

Based upon the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2013 filed with the SEC.

The information contained in this report shall not be deemed to be “soliciting material” or “filed” with the SEC or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act or the Exchange Act.

AUDIT COMMITTEE

Alfred F. Castino, Chairman
Cheryl F. Rosner

Timothy J. Pawlenty

Edmond I. Eger, III

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of our common stock as of March 21, 2014, by:  (i) each director and nominee for director; (ii) each of the executive officers named in the Summary Compensation Table; (iii) our executive officers and directors as a group; and (iv) all those known by us to be beneficial owners of more than five percent of its common stock.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent
Soros Fund Management LLC (2) 888 Seventh Avenue New York, New York 10106	2,476,303	7.5%

BlackRock Inc. 40 East 52nd Street New York, New York 10022	4,051,206	12.3%

Earnest Partners, LLC 1180 Peachtree Street NE Suite 2300 Atlanta, Georgia 30309	2,041,226	6.2%

The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, Pennsylvania 19355	2,011,974	6.1%

David C. Dobson (3)	368,416	*
Theodore R. Cahall (4)	150,130	*
Thomas E. Peterson (5)	50,000	*
Stefan B. Schulz (6)	110,038	*
Kevin L. Crudden (7)	177,213	*
Thomas F. Madison (8)	107,522	*
Douglas M. Steenland (9)	38,776	*
Alfred F. Castino (10)	29,776	*
Perry W. Steiner (11)	63,776	*
Cheryl F. Rosner (12)	32,776	*
Timothy J. Pawlenty (13)	20,776	*
Edmond I. Eger III (14)	6,123	*
Thomas M. Donnelly	0	*

All directors and executive officers as a group (13 persons) (15)	1,155,322	3.5%

* Less than one percent.

(1)               This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the SEC.  Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned.  Unless otherwise indicated, the principal address of each of the stockholders named in this table is: c/o Digital River, Inc., 10380 Bren Road West, Minnetonka, Minnesota 55343. Except as adjusted pursuant to footnote 2 below with respect to Soros Fund Management LLC, applicable percentages are based on 32,932,928 shares outstanding on March 21, 2014, adjusted as required by rules promulgated by the SEC.

(2)               May be deemed to be the beneficial owner of (i) 2,460,253 shares issuable upon the conversion of 2.00% convertible bonds due November 1, 2030 (the “Convertible Bonds”) and (ii) 16,050 shares beneficially owned. Percent beneficially owned assumes full conversion of the Convertible Bonds held by Soros Fund Management LLC and a corresponding increase in the number of shares outstanding upon such conversion of 2,460,253 shares.

(3)               Includes 288,012 shares of restricted and performance stock awards subject to our right of repurchase.

(4)               Includes 117,698 shares of restricted and performance stock awards subject to our right of repurchase.

(5)               Includes 50,000 shares of restricted and performance stock awards subject to our right of repurchase.

(6)               Includes 78,810 shares of restricted and performance stock awards subject to our right of repurchase.

(7)               Includes 46,677 shares of restricted and performance stock awards subject to our right of repurchase and 55,760 shares issuable upon exercise of options exercisable within 60 days of March 26, 2014.

(8)               Includes 11,354 shares of restricted stock awards subject to our right of repurchase and 37,500 shares issuable upon exercise of options exercisable within 60 days of March 26, 2014.  Also includes 2,892 shares indirectly owned.

(9)               Includes 10,521 shares of restricted stock awards subject to our right of repurchase.

(10)        Includes 10,187 shares of restricted stock awards subject to our right of repurchase.

(11)        Includes 10,187 shares of restricted stock awards subject to our right of repurchase and 25,000 shares issuable upon exercise of options exercisable within 60 days of March 26, 2014.

(12)        Includes 10,187 shares of restricted stock awards subject to our right of repurchase.

(13)        Includes 9,187 shares of restricted stock awards subject to our right of repurchase.

(14)        Includes 6,123 shares of restricted stock awards subject to our right of repurchase.

(15)        See footnotes number 3 through 14 above.  Includes 648,943 shares of restricted and performance stock awards subject to our right of repurchase and 118,260 shares issuable upon exercise of options exercisable within 60 days of March 26, 2014.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities.  Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

During the fiscal year ended December 31, 2013, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with, but for one late filing by Messrs. Madison, Steenland, Steiner, Castino and Pawlenty and Ms. Rosner.

COMPENSATION OF DIRECTORS

Overview

The compensation of our directors is determined by the full Board of Directors, based on recommendations from the Compensation Committee.  The Compensation Committee engages and meets with an outside compensation consultant annually to review director compensation generally, the Company’s program in particular, and the program design in comparison to the Company’s peer group and general trends in director compensation.  The Compensation Committee reviewed several reports by F.W. Cook & Co, Inc. (“Cook & Co.”) and held several discussions with Cook & Co. regarding the data and the analysis.  After taking into consideration those reports, the objectives of director compensation, discussions with Cook & Co. and trends in director compensation, in February 2013 the Compensation Committee recommended and the Board adopted a compensation program for our non-employee directors that is reflected below.  The compensation program is intended to provide our directors with compensation competitive with our peer group.  The aggregate compensation for our non-employee directors under the compensation program is similar in amount to their compensation in prior years. Directors who are our employees do not receive any additional compensation for their services as directors.

Retainer and Meeting Fees

In February 2013, the Board maintained the non-employee directors’ cash compensation for fiscal year 2013.  For 2013, each non-employee director received an annual cash retainer in the amount of $60,000, but did not receive separate compensation for attendance at board or committee meetings.  Additional cash retainers were paid for service as the chairman or a member of the Board’s committees, or as the Board’s Lead Director, as follows:

•                           The Audit Committee chairman received a retainer of $20,000 and non-chair members of the Audit Committee received a retainer of $5,000.

•                           The Compensation Committee chairman received a retainer of $15,000 and non-chair members of the Compensation Committee received a retainer of $4,000.

•                           The Nominating and Governance Committee chairman received a retainer of $10,000.

All cash retainers were paid quarterly.  Non-employee directors are also reimbursed for travel and other reasonable out-of-pocket expenses related to attendance at Board and committee meetings.

In February 2014, the Board approved the continuation of the compensation program outlined above.  In addition, the Board approved an annual retainer of $50,000 to Mr. Madison as our non-executive Chairman of the Board.

Equity Compensation

In addition to cash retainers, each non-employee director receives restricted stock awards.  The grant of restricted stock awards and the vesting schedule of such awards are designed to further align the directors’ interests with the interests of our stockholders and to provide the directors with an incentive to maximize long-term stockholder value.

In addition to the annual cash retainers, each non-employee director received a restricted stock grant at the date of the 2013 annual meeting of stockholders for a number of shares having a fair market value at the date of grant of $140,000.  These restricted stock grants will vest one year after the date of grant.  Each director may elect, at the date of grant, to defer delivery of 50% or 100% of the vested shares until the conclusion of service on the Board.  In the event of a change in control of the Company, these restricted stock grants, together with previous restricted stock grants to the non-employee directors, will become fully vested.

In February 2014, the Board approved the continuation of the equity compensation program outlined above.

Stock Ownership Guidelines for Directors

The Board has adopted stock ownership guidelines for the directors to more closely align the interests of our directors with those of our stockholders. The guidelines provide that non-employee directors should maintain an investment in Digital River common stock equal to at least $200,000. This investment level should be achieved within a specified period or, in any event, no later than four years after their initial election as a director.

Summary of Director Compensation for Fiscal Year 2013

The following table shows compensation information for our non-employee directors for fiscal year 2013.

Director Compensation

for Fiscal Year 2013

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Thomas F. Madison (2)	$95,000	$140,000	$—	$—	$—	$235,000
Douglas M. Steenland (3)	$78,000	$140,000	$—	$—	$—	$218,000
Alfred F. Castino (4)	$81,000	$140,000	$—	$—	$—	$221,000
Perry W. Steiner (5)	$67,500	$140,000	$—	$—	$—	$207,500
Cheryl F. Rosner (6)	$66,000	$140,000	$—	$—	$—	$206,000
Timothy J. Pawlenty (7)	$66,000	$140,000	$—	$—	$—	$206,000
Edmond I. Eger III (8)	$16,250	$105,000				$121,250

(1)       The amounts in the Stock Awards column reflect the aggregate grant date fair value of awards granted during 2013, in accordance with FASB ASC Topic 718, for restricted stock awards.  Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For restricted stock, the fair value is calculated using the closing price of Digital River stock on the date of grant — $17.10 at May 23, 2013 for all directors except for Mr. Eger, which was $17.15 at September 12, 2013.

(2)         Reflects the 2013 stock award grant for 8,187 shares made on May 23, 2013.  Mr. Madison has 11,354 stock awards and 37,500 options outstanding at the end of 2013. Does not include any amounts paid to Mr. Madison for his role as the Company’s interim Chief Executive Officer in 2013.

(3)       Reflects the 2013 stock award grant for 8,187 shares made on May 23, 2013.  Mr. Steenland has 10,521 stock awards and no options outstanding at the end of 2013.

(4)       Reflects the 2013 stock award grant for 8,187 shares made on May 23, 2013.  Mr. Castino has 10,187 stock awards and no options outstanding at the end of 2013.

(5)       Reflects the 2013 stock award grant for 8,187 shares made on May 23, 2013.  Mr. Steiner has 10,187 stock awards and 30,000 options outstanding at the end of 2013.

(6)       Reflects the 2013 stock award grant for 8,187 shares made on May 23, 2013.  Ms. Rosner has 10,187 stock awards and no options outstanding at the end of 2013.

(7)       Reflects the 2013 stock award grant for 8,187 shares made on May 23, 2013.  Mr. Pawlenty has 9,187 stock awards outstanding at the end of 2013.

(8)       Reflects the 2013 stock award grant for 6,123 shares made on September 12, 2013.  Mr. Eger has 6,123 stock awards outstanding at the end of 2013.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

COMPENSATION DISCUSSION AND ANALYSIS

In this Compensation Discussion and Analysis, or CD&A, we describe the material components of our executive compensation program for our named executive officers (referred to herein as the “NEOs” or “Named Executive Officers”) for 2013, who were:

•                  David C. Dobson, our Chief Executive Officer

•                  Stefan B. Schulz, our Chief Financial Officer

•                  Theodore R. Cahall, Jr., our Executive Vice President and Chief Operating Officer

•                  Thomas E. Peterson, our Executive Vice President – Commerce

•                  Kevin L. Crudden, our Senior Vice President, General Counsel and Secretary

•                  Two former officers, Thomas F. Madison, our former Interim Chief Executive Officer, and    Thomas M. Donnelly, our former President and Chief Operating Officer

This CD&A should be read in conjunction with the accompanying compensation tables, corresponding footnotes and narrative discussion, which provide additional information relating to our executive compensation program.  Additionally, this CD&A should be read in conjunction with our advisory vote on executive compensation, which can be found under “Proposal 3 — Advisory Vote to Approve the Executive Compensation of our Named Executive Officers,” as it contains information relevant to your voting decision.

Executive Summary

Introduction

Digital River is a leading provider of global Commerce-as-a-Service (CaaS) solutions. We provide commerce, payments and marketing solutions to business-to-business and business-to-consumer digital product and cloud service companies as well as branded manufacturers across a variety of vertical markets through our multi-tenant technology, platform and service offerings. Our customers range in size from small to mid-sized companies to multi-national enterprises that serve a wide variety of markets, including, software, consumer electronics, computer games, publishing, travel, music, video games, electronic toys, housewares, medical equipment, power tools and direct-selling, among others.

We offer our customers a broad range of solutions to quickly and cost effectively establish, manage and grow commerce sales channels via Internet-connected devices. We have invested substantial resources to develop our solutions, services, infrastructure and platforms, and to mitigate the risks our customers may encounter when conducting global commerce.

In 2013, we launched a multi-year transformational plan. The focus in 2013 was to stabilize our business, identify and define key challenges, develop clear business strategies, and streamline and improve operations. Those efforts resulted in the following strategic accomplishments:

•                  Implemented leadership and organizational changes that solidified the leadership team;

•                  Continued our multi-year transformation program to streamline our company and create the capacity to invest in innovation; and

•                  Continued to invest in systems and tools that allowed us to better manage our business, allocate resources and prioritize investment dollars.

In addition to our significant strategic accomplishments, we delivered on several key financial goals. We are pleased that in light of the focus and investment in our technical and operational initiatives in 2013, we had strong financial performance during the year which included:

•                  $389.7 million in corporate revenue compared to a $379.1 million bonus target;

•                  $33.3 million in non-GAAP operating income compared to an $29.3 million bonus target; and

•                  Total shareholder return of 28%.

We expect 2014 to be a year of continued focus on our strategic initiatives that will build upon the programs developed in 2013 and to position us for the future.  While we will continue to focus on our key strengths in the commerce and payments areas, we also look forward to pursuing key growth opportunities for our businesses. We anticipate progress from our long-term strategic plan will begin to be evident in the second half of 2014.   We also expect increases in revenue from our commerce group in early 2015 as some of the early development work is made available to current and new clients.

2013 Advisory Vote on Executive Compensation and Shareholder Outreach

We received the approval of 96.2% of our stockholders for our executive compensation program at the 2013 annual meeting of stockholders. The Committee believes that this strongly favorable vote reflects that our stockholders embraced the significant changes we made to our executive compensation program for 2013.

During 2013, we continued to engage stockholders to gather feedback regarding our executive compensation program. Those discussions, which included meetings between our senior management and our top institutional stockholders, included topics such as CEO compensation, financial metrics driving long-term incentives, vesting periods and overall executive compensation design.

In light of our executive compensation program redesign that took effect in February 2013, the favorable 2013 vote and the further discussions with stockholders, the Committee believes the program (i) continues to address stockholder interests, (ii) closely aligns with corporate governance best practices and (iii) rewards absolute and relative performance over the short and long-term.  In accordance with this belief, the Committee did not make material changes to the design of the incentive programs for 2014, nor did the Committee increase the target total direct compensation of our Chief Executive Officer from 2013 to 2014.  The principal changes to our executive compensation programs for 2013 are summarized below.

Compensation Philosophy

Our Board and Compensation Committee are committed to excellence in corporate governance and to executive compensation programs that align the interests of our executives with those of our stockholders. To fulfill this mission, we have a pay-for-performance philosophy that forms the foundation for decisions regarding compensation. Our compensation programs have been structured to balance near-term results with long-term success, enabling us to attract, retain, focus, and reward our executive team for delivering stockholder value.  We reaffirmed our fundamental principle of clearly linking our compensation programs with performance, and the Committee remains committed to targeting the compensation of our executives within a competitive range of the market, provided performance goals are met.  There are three major elements that comprise our compensation program: (i) base salary; (ii) annual incentive opportunities; and (iii) long-term incentives, delivered solely through equity-based awards that vest based on corporate performance and continued service.  We have selected these elements because each is considered useful and/or necessary to meet one or more of the principal objectives of our compensation policy.

The Committee has adopted a median compensation philosophy in which it generally targets each element of target total direct compensation at the median of the peer group, subject to appropriate deviation by executive-specific factors (such as tenure, criticality to the Company, performance,  contribution, result of new hire negotiations).

Changes to our Peer Group

We reviewed our peer group and removed or replaced larger peers that were no longer appropriate in light of the decrease in our market capitalization over the past several years.

Changes to our Long-Term Incentive Compensation Program for 2013; Adoption of Relative TSR Program

During 2012, we conducted a comprehensive review of our long-term incentive program. Upon completion of that review, the Committee approved a new structure for long-term incentive awards granted beginning in 2013. Under the new structure, our senior executives received two equally-weighted (on a value-basis) types of equity awards:

• Performance-based restricted stock awards, which will be earned only if the Company meets a non-GAAP net income threshold for the year, and will vest over three years; and

• Relative total shareholder return (“TSR”) stock awards, which are earned based upon our relative total shareholder return performance during the three-year performance period ending December 31, 2015.

All of these equity awards, representing 100% of our executive officers’ total long-term incentive compensation, contain performance conditions, thereby ensuring that a substantial portion of our executive officers’ long-term incentive compensation is linked to the achievement of financial performance or relative stock price performance goals. This places a significant emphasis on the achievement of financial performance goals and stock price performance and provides a strong linkage between pay and performance.

Elimination of Duplicative Performance Measurements for STI and LTI Programs

We have eliminated duplicative performance measures for the 2013 incentive compensation programs.  Our STI and LTI programs are no longer based upon the same financial measures.

Adoption of Anti-Hedging/Pledging Policy

We adopted an anti-hedging/pledging policy that prohibits senior executives from holding our securities in a margin account or otherwise pledging our securities as collateral for a loan.

Adoption of Clawback Policy

We adopted a “clawback” policy that permits the Board to recover cash incentive payments from senior executives whose fraud or misconduct resulted in a significant restatement of financial results

Strong Corporate Governance Practices

In addition to the changes summarized above, we are maintaining our existing compensation practices that represent strong corporate governance, including the following:

•                  A Committee composed solely of independent directors;

•                  An independent compensation consultant who reports directly to the Committee and provides no other services to us;

•                  Limitation on the use of discretion in pay decisions, and more detailed disclosure about the rationale for our pay decisions;

•                  Significant stock ownership guidelines that align executives’ interests with those of stockholders;

•                  No tax gross-ups provided on income or on payments made in connection with a change of control;

•                  No special perquisites for our executives;

•                  No pension, retirement or death benefits for executives, other than participation in the Company-wide 401(k) Plan;

•                  No stock option exchanges or repricing without stockholder approval; and

•                  An annual risk assessment of our pay practices.

Compensation Committee Actions in 2014

Although significant changes were made to the Company’s executive compensation program for 2013, the Compensation Committee continues to review all aspects of the program annually to ensure that it continues to support the Company’s strategic, financial and human resource objectives and remain aligned with corporate governance best and typical market practices.  With the above objectives in mind, the Committee approved the following program changes in early 2014.

2014 Annual Incentive Metric and Weighting Change

The Committee transitioned the 50% annual incentive program weighting on non-GAAP operating income in 2013 to non-GAAP EBITDA for 2014 and decreased the weighting to 40%.  This change was made to align a performance metric to a measurement that our stockholders have told us is more meaningful than non-GAAP operating income.

Transition to Double-Trigger Equity Vesting Beginning 2015

The Committee approved in 2014 that prospective annual equity grants, beginning in 2015, will be granted with double-trigger equity vesting rather than single-trigger equity vesting.  This change will be made to bring the program into closer alignment with corporate governance best practices and market trend.

Compensation Mix

For 2013, in addition to base salary, there are two components of our incentive compensation programs, each of which are linked to operational outcomes, financial results or stock price performance:

•                  Short-term incentive cash compensation, which is earned only if quarterly and annual financial targets goals are met; and

•                  Performance-based restricted stock, which are also earned only if long-term financial targets are met.

Annual incentive compensation focuses on short-term performance while the performance-based restricted shares are tied to achievement of long-term financial targets. This mix of short- and long-term incentives is intended to provide sufficient rewards to motivate near-term performance, while at the same time providing significant incentives to keep our executives focused on longer-term corporate goals that drive stockholder value. In addition, we believe this balance of short-term and long-term incentive compensation and mix of performance criteria helps mitigate the incentive for executives to take excessive risk that may have the potential to harm us in the long-term.

CEO Compensation at Digital River

Each year, the Committee establishes target total direct compensation for our CEO after considering the compensation philosophy, Company and individual performance, and the target compensation levels provided to CEOs among the Company’s executive compensation peer companies.  The following table reflects the trend of ongoing target total direct compensation provided to our CEO. As illustrated in the table below, for 2013, the Committee approved target total compensation for our CEO, with performance-based pay (the combination of target cash incentive and long-term incentive awards) on average representing 85% of total target compensation for the CEO.

Digital River CEO Target TDC Trends ($000s)

Digital River CEO Target TDC Trends ($000s)

	Joel Ronning		David Dobson
Target TDC Component	2011	2012	2013	2014

Base Salary	$450	$450	$600	$600

Target Bonus
— % of Base Salary	200%	200%	100%	100%
— Dollar Value	$900	$900	$600	$600

Grant Date Value of LTI Awards	$4,636	$3,777	$2,800 (1)	$2,800

Target TDC	$5,986	$5,127	$4,000	$4,000
— Percent Change		-14.3%	-22.0%	0.0%

(1)  Excludes the one-time inducement grant in connection with election as CEO

As reflected in the above table, our CEO’s ongoing target TDC level in 2013 and 2014 represent a 33.2% decrease from 2011 and a 22.0% decrease from 2012.  These changes were fueled by (i) a move to a median philosophy, (ii) the newly revised peer group and (iii) the Company’s financial and stock price performance over the last few years.  The table supplements the Summary Compensation Table that appears on page 35.

Oversight and Authority over Executive Compensation

Role of the Compensation Committee and its Advisors

The Committee oversees and provides direction to management regarding our executive compensation program. The Committee makes recommendations regarding the CEO’s compensation to the independent members of the Board, and it approves the compensation of the remaining Section 16 officers. Each Committee member is an independent non-employee director with significant experience in managing employee-related issues and making executive compensation decisions. The Committee employs its own independent compensation consultant.

During 2013, the Committee continued its retention of Frederic W. Cook & Co., Inc. (“Cook & Co.”) as its independent compensation consultant.  Cook & Co. provides analyses and recommendations that inform the Committee’s decisions, evaluates market data and competitive position, provides updates on market trends and the regulatory environment as it relates to executive compensation, and works with the Committee to validate and strengthen the pay-for-performance relationship and alignment with stockholders. Cook & Co. does not perform any other services for management, and will not do so without the prior consent of the Committee chair.

The Committee met seven times in 2013. Cook & Co. participated in a number of the Committee’s meetings.

Role of Management and the Chief Executive Officer in Setting Executive Compensation

On an annual basis, the Committee considers market competitiveness, business results, experience and individual performance in evaluating NEO compensation.  The Committee is assisted in this process by management.  At the direction of the Committee, management recommends financial and other targets to be achieved under various incentive programs; prepares analyses of financial data, peer comparisons and other briefing materials to assist the Committee in making its decisions; and, ultimately, to implement the decisions of the Committee.

Use of Comparative Compensation Data and Compensation Philosophy

In applying the program objectives and the elements of compensation, the Committee takes into account the following key considerations and adheres to the following processes:

Competitive Market Assessment.  We conduct a competitive market assessment for each of the primary elements of our executive compensation program. In setting executive compensation levels, the Committee reviews market data from the following sources:

•                  Peer Group Information.  In assessing the competitiveness of the Company’s executive compensation levels, the Compensation Committee considers information from the proxy statements of “peer group” public companies, composed primarily of internet-based companies.  The selection of the peer group is based on numerous factors, including industries closely related to the Company’s business, financial statement criteria such as revenue, EBITDA, and net income, number of employees, and market capitalization.  The peer group is reviewed annually and, as a general rule, the Company with the advice of its compensation consultant, expects to change certain members of the peer group from one period to another as it refines its comparison criteria and as the Company and members of the peer group change in ways that make comparisons less or more appropriate.

•                  Revised Peer Group.  Cook & Co. assisted the Committee in conducting a comprehensive review of the peer group to be used for setting 2013 target compensation levels for the Company’s senior executives.  The review was conducted to more closely align the peer group with the Company from a size perspective, particularly in terms of revenue and market capitalization, which are the two size metrics most strongly correlated to target total direct compensation levels.  The 2013 peer group size criteria were generally revenues between 50% and 200% of Digital River and market cap from 25% to 400% of Digital River.

In 2012, potential new peer companies were identified based on, among other sources, size and industry screens, proxy advisory organization peer groups, comparators used in various analyst reports and a “peers of peers” analysis.

We removed seven companies from the former peer group (Akamai Technologies, Ariba, Concur Technologies, Informatica, NetSuite, Salesforce.com and VeriFone Systems) and added six new companies (Capella Education, Constant Contact, J2 Global, Liquidity Services, NIC and WebMD Health) in an effort to more strongly align the Company with the metrics identified above.  The following tables reflect the size measures for our peer group for 2013 at the time the peer group was constructed:

Peer Group for 2013

Company	Revenue	Mkt. Cap

Blackbaud	$399	$1,102
Blucora	339	623
Capella Education	428	410
Constant Contact	234	596
Fair Isaac	651	1,445
J2 Global	347	1,344
Limelight Networks	177	231
Liquidity Services	432	1,624
NIC	192	931
QuinStreet	370	370
RealNetworks	297	277
Rovi	670	1,674
Syntel	689	2,439
ValueClick	632	1,221
WebMD Health	505	749
Websense	364	562

75th Percentle	$537	$1,369
Median	385	840
25th Percentile	329	524

Digital River	$401	$593

For 2014, the Committee, with the assistance of Cook & Co., modified the peer group to (i) account for M&A activity among the 2013 peers, (ii) provide for slightly larger peer group size (20 companies), (iii) continue to more closely align the peer group with the Company’s business strategy and (iv) ensure continued alignment with the size of the peer companies, particularly with respect to revenue and market capitalization. Specifically, the Company removed three companies (Websense, Syntel and Capella Education) and added six companies (Active Network, Bottomline Technologies, Demand Media, IntraLinks, Synchronoss Technologies and United Online).

•                  Aon-Radford Executive Survey.  This survey provides base salary and short-term and long-term incentive information on U.S. high-technology and manufacturing companies. The Committee considers benchmark information in this survey in connection with compensatory programs for the Company’s other executives.

Considerations for Chief Executive Officer.  With the departure of Mr. Ronning in November 2012, the Board formed a search committee consisting of independent directors to conduct a national search for a new CEO.  The search concluded on February 28, 2013, with the announcement of the election of David C. Dobson as our CEO.  In connection with this process, the Committee considered the following factors in setting the compensation arrangements for Mr. Dobson:

•                  The necessity of a one-time inducement equity grant in connection with a national search to attract a qualified candidate;

•                  The challenging environment for the Company’s business, including the need for a multi-year business transformation;

•                  Continued emphasis on a significant percentage of the annual compensation to be tied to performance based equity;

•                  The financial plans and strategic objectives for the next fiscal year;

•                  Other strategic factors critical to the long-term success of our business;

•                  The competitive market data identified above, as well as the Company’s philosophy of generally targeting compensation at the median, subject to individual factors; and

•                  Guidance from the Committee’s independent compensation consultant.

Considerations for Other Named Executive Officers.  The Compensation Committee considers the following factors in setting the compensation arrangements for each of the other NEOs.

•                  The Committee’s assessment of the NEO’s individual performance and contributions to our performance for the most recent fiscal year;

•                  Our business and financial performance for the most recent fiscal year;

•                  The competitive market data identified above applicable to the specific position that the NEO holds.

Review of Tally Sheets.  On an annual basis (with the most recent version covering 2013 presented in February 2014), management prepares and presents to the Committee tally sheets for each of the NEOs to provide the Committee the following compensation data:

•                  Base salary;

•                  Short-term incentive compensation;

•                  Long-term incentive compensation;

•                  Value of in-the-money stock options, both vested and unvested; and

•                  Value of performance-based stock grants.

The Compensation Committee reviewed these tally sheets and compared tally sheets for the NEOs with competitive market data for comparable executives in the peer group to establish compensation for 2014.

Our Process for Setting and Awarding Executive Compensation

A broad range of facts and circumstances is considered in setting overall executive compensation levels. Among the factors considered for our executives generally, and for the NEOs in particular, are business results, market competitiveness, internal equity, past practice, experience and individual performance. The weight given each factor may differ from year to year and may differ among individual NEOs in any given year. For example, when we recruit externally, market competitiveness, experience and the circumstances unique to a particular candidate may weigh more heavily in the compensation analysis. This was the case in February 2013 when we recruited and hired Mr. Dobson as our new CEO as well as in October and November 2013, when we hired Mr. Cahall as our Executive Vice President and Chief Operating Officer and Mr. Peterson as our Executive Vice President — Commerce, respectively.  In contrast, when determining year-over-year compensation for current NEOs, business results, peer company metrics, and internal equity generally factor more heavily in the analysis.

Historically, since a large percentage of NEO pay is performance based, the Committee spends significant time determining the appropriate financial targets for our incentive plans. In 2013, we appointed three new NEOs — Messrs. Dobson, Cahall and Peterson.  In the case of Mr. Dobson, his short-term plan provided for a contractually guaranteed bonus for 2013.  Since Messrs. Cahall and Peterson were hired late in 2013, neither officer participated in the Company’s 2013 short-term plan nor was provided with a guaranteed bonus.

Our short-term incentive plan targets are based upon the operating budget that the Board approves for the following year.  Our long-term program is based upon discussions with our outside consultant with an emphasis on best practices.   We select financial metrics that we believe best capture our progress against our strategy, which in 2013 centered on completing key technical initiatives that will profitably grow our core businesses in future years,  ensuring we are exceeding our customers’ expectations and developing an internal pool of talent that is critical to our long-term success in the e-commerce industry. The major factor used in setting targets for the current fiscal year is ensuring the Company manages its technical and strategic initiatives through a continued challenging market. Other factors taken into account include the general business climate, global market conditions, conditions or goals specific to a particular business segment, strategic initiatives and customer retention and satisfaction. Targets are set by the Committee within the first 90 days of the fiscal year.

Following the close of the fiscal year, the Committee reviews actual financial results achieved against the targets set by the Committee under our incentive compensation plans for that year, and payouts under the plans are generally determined by reference to performance against the established targets.

In setting incentive compensation for the NEOs, the Committee generally does not consider the effect of past changes in stock price or expected payouts or earnings under other plans. In addition, incentive compensation decisions are made without regard to length of service or prior awards. For example, NEOs with longer service with us do not receive greater or lesser awards, or larger or smaller target amounts, in a given year than do NEOs with shorter service.

Analysis of Elements of Fiscal 2013 Executive Compensation

Our executive compensation consists of the following elements: base pay, annual incentive pay, long-term incentive pay, benefits and perquisites.

Base Pay

Consistent with our philosophy of tying pay to performance, our executives receive a relatively small percentage of their overall target compensation in the form of base pay. The NEOs are paid an amount in the form of base pay sufficient to attract qualified executive talent and maintain a stable management team. The Committee aims to have executive base salaries set at the market median for comparable positions.   In fiscal 2013, Mr. Schulz received a base increase from $300,000 to $330,000 and Mr. Crudden received a base increase from $275,000 to $290,000.

Annual Incentive Pay

We provide our NEOs the opportunity to earn annual cash incentive payments under our 2013 Performance Bonus Plan (the “Performance Plan”).  The Performance Plan is a component of our overall strategy to pay our employees for delivering measurable results. The purposes of the Performance Plan are to motivate senior executives by tying compensation to performance, to reward exceptional performance that supports our overall objectives and to attract and retain top-performing senior executives.  For 2013, based upon the 2013 Board-approved operating plan and budget, the Committee established financial performance metrics under the Performance Plan. The financial performance metrics consist of a “top line” (revenue) metric and a “bottom line” (operating income) metric, which are the metrics often used by our stockholders to measure our financial performance. The combination of these two metrics limits the likelihood of an executive being rewarded for taking excessive risk by, for example, seeking revenue-enhancing opportunities at the expense of profitability.  The Performance Plan is objective and driven entirely by our financial results with no Committee discretion. Our NEOs do not receive any incentive compensation based upon individual goals or objectives.

For 2013, we focused our annual plan incentive on growing our business revenue.  We also focused on Company-wide operating income to drive profitability for our stockholders.  Based upon our strategic focus, we established incentives to drive performance to our core business revenue and believed these financial metrics were important for Company leaders to communicate throughout the organization and to position the Company for longer-term growth.

The rationale for each performance metric is described below:

Fiscal 2013 Metric	Rationale

GAAP Revenue (Continuing Operations)	Reflects top line growth for the Company’s business (enterprise and payments business units), which we believe is a strong indicator of our long-term ability to drive stockholder value.

Non-GAAP Operating	Reflects bottom line financial performance by all of the

Income	business units of the Company, which we believe is most directly tied to stockholder value on a short-term basis.

While we report our financial results in accordance with U.S. GAAP, our financial targets under our incentive plans are based on disclosed non-GAAP financial measures.

For fiscal 2013, each NEO’s cash incentive opportunity was based upon the attainment of the foregoing performance criteria relating to quarterly and annual corporate financial goals for fiscal 2013.  The fiscal 2013 weightings of the performance criteria were as follows: 50% based on attainment of annual revenue and Company-wide non-GAAP operating income goals, and 50% based on attainment of quarterly core business revenue and Company-wide operating income goals (12.5% for each fiscal quarter).

The fiscal 2013 performance targets (annual and quarterly) were recommended by management and determined by the Committee at its February 2013 meeting and were not changed or modified through the year.  We believe that using quarterly goals provided a necessary focus and discipline to our leaders to drive quarterly performance to meet quarterly and annual operating objectives.  Since the Company’s 2013 operating plan was budgeted for performance below 2012, the payout curve only provided for an 80% target payout for achievement of the Company’s 2013 operating plan.  Our NEOs needed to outperform our plan in order to earn 100% of their target cash incentive.  On this basis, the performance goals for the 2013 Performance Bonus Plan were considered by the Committee to be especially rigorous, and more so than in prior years.  Further, under the program, to the extent we exceeded the quarterly cash incentive target, payouts in excess of target would not be paid unless the Company met its targeted performance for the full year.

The table below presents the full detail regarding the 2013 annual incentive program including for each metric the weighting, pre-established performance goals at threshold, target and maximum, and actual performance (all dollar amounts are in millions).

GAAP Revenue ($mil)

		Pre-Established Performance Goals (1)			Actual Performance
	Weighting	Threshold	Target	Maximum	Revenue	% of Target

Annual	25.00%	360.2	379.1	417.0	401.9	106.0%
1st Quarter (2)	6.25%	97.1	102.2	112.5	114.1	111.6%
2nd Quarter (2)	6.25%	85.2	89.7	98.7	93.7	104.4%
3rd Quarter (2)	6.25%	87.2	91.8	101.0	91.8	99.9%
4th Quarter (2)	6.25%	90.6	95.3	104.9	102.3	107.3%
Metric Total	50.00%

Non-GAAP Operating Income ($mil)

		Pre-Established Performance Goals (1)			Actual Performance
	Weighting	Threshold	Target	Maximum	Non-GAAP OI	% of Target

Annual	25.00%	24.9	29.3	38.1	33.3	113.5%
1st Quarter (2)	6.25%	8.5	10.0	13.0	16.8	168.0%
2nd Quarter (2)	6.25%	2.5	2.9	3.8	3.7	127.4%
3rd Quarter (2)	6.25%	5.0	5.8	7.6	1.3	22.6%
4th Quarter (2)	6.25%	9.0	10.5	13.7	11.4	108.5%
Metric Total	50.00%

Total Cash Incentive Payout	100.00%					112.0%

(1)                   All goals (including the quarterly goals) were established in February 2013 and were not adjusted during the year; linear interpolation applies between threshold/target and target/maximum payout levels.

(2)                   Any above-target achievement on quarterly goals would be deferred until the end of the year and only paid to the extent that the cumulative performance for the year was also above target.

The table below compares the following for each NEO who served through December 31, 2013:

•                  The target cash incentive potential for 2013; and

•                  The actual cash incentive payment earned during 2013.

Annual Cash Incentive Payments under Performance Plan for 2013

				Actual Cash Incentive
	Target Cash Incentive for 2013		Actual	as Percentage
Named Executive Officer	As % of Salary	Amount	Cash Incentive	of Target

David C. Dobson(1)	100%	$500,000	$500,000	100%
Stefan B. Schulz	100%	$326,250	$364,729	112%
Theodore R. Cahall, Jr.(2)	N/A	—	—	—
Thomas E. Peterson(2)	N/A	—	—	—
Kevin L. Crudden	75%	$216,094	$242,007	112%

(1)                   Mr. Dobson’s employment arrangements provided for a pro rata guarantee of his 2013 target bonus.

(2)                   Messrs. Cahall and Peterson were not eligible for 2013 bonuses.

On February 18, 2014, the Compensation Committee set the targets and performance criteria for the fiscal 2014 cash incentive opportunities for the NEOs under the Performance Bonus Plan.  The target cash incentive percentage for each continuing NEO remains unchanged from 2013. The fiscal 2014 performance metrics and weightings were changed from 50% revenue and 50% non-GAAP operating income to 40% revenue and 60% non-GAAP EBITDA.  Similar to the 2013 program, 50% of the earn-out for each metric will be based on annual performance goals and the remaining 50% will be earned based on evenly-weighted quarterly performance goals, all of which were established in the beginning of the year.   This 2014 program design emphasizes the importance that we believe our stockholders expect from us in 2014 from both a revenue and non-GAAP EBITDA perspective.

The following table sets forth the target cash incentive opportunity for each of the NEOs for fiscal 2014.

		Target Incentive for 2014
Named Executive Officer	Base Salary	As % of Salary	Amount

David C. Dobson	$600,000	100%	$600,000
Stefan B. Schulz	$330,000	100%	$330,000
Theodore R. Cahall, Jr.	$400,000	100%	$400,000
Thomas E. Peterson	$350,000	100%	$350,000
Kevin L. Crudden	$290,000	75%	$217,500

The amount of cash incentive earned will be based on how our actual financial performance compares to our operating plan for fiscal 2014 with respect to each of the performance criteria.  If our financial performance significantly exceeds our operating plan, the cash incentive earned by the NEOs could exceed the target cash incentives indicated above, up to a maximum of 150% of the target cash incentive.  But if a minimum threshold is not met with respect to a particular performance objective, no cash incentive will be payable with respect to that objective.

Long-Term Incentive Pay

We began awarding performance-based restricted stock in 2008 in order to drive a high-performance culture.  During this time the Company has not granted any stock options to the NEOs or the senior management employees.

The Committee considers equity awards at its regularly scheduled meetings.  Grants approved during scheduled meetings become effective and are priced as of the date of approval.  Grants to new hires are approved by the Committee on the first trading day of the month after the month of hire and are priced as of the date of approval.

A significant portion of a NEO’s potential maximum compensation is comprised of performance stock awards.  This approach has been a core principle of the Committee’s compensation philosophy for a number of years.  The Committee believes that this approach enhances the “pay for performance” orientation of the program and clearly aligns executive compensation to corporate performance and shareholder value.  The Compensation Committee believes this philosophy links the interests of the NEOs to Company performance and stockholder returns, and provides a strong retention value.  Moreover, since the performance stock awards that are actually realized vest over a three year period, a NEO’s realized value for these awards will be significantly impacted by increases or decreases in the Company’s stock price.

2013 LTI Program

For 2013, the Committee redesigned the 2012 performance share program that was based on achievement of revenue and operating income objectives with a new program design — a “Total Shareholder Return” (“TSR”) performance metric.  The Committee in collaboration with management and Cook & Co. determined to provide a relative performance measure that would augment the absolute performance measures in the incentive plans.  For 2013, 50% of the performance shares awarded to each NEO were based upon the TSR program.  Under the program, our TSR performance is measured over a three year performance period relative to the 69 companies comprising the Nasdaq Internet Index on the date of grant.  Pursuant to the terms of the award, our grantees will only receive such number of shares as a percentage of the target award at the end of the three-year period according to the following table.

PERFORMANCE CRITERIA

RELATIVE TSR

TSR Percentile Rank	Shares Earned as a Percent of Target Award
75th percentile and above	150%
50th percentile	100%
25th percentile	25%
Below 25th percentile	0%

Further, even if our TSR compares favorably to the Index, the maximum number of shares that may be earned is capped at 100% of target if our absolute TSR during the measurement period is negative.  In addition to the share-based cap of 150% of target, there is an overall total award payout that is capped at 400% of the target dollar amount (i.e. if the total value of the earned award at vesting is in excess of 400% of the target dollar amount, the number of shares earned will be reduced accordingly).

The Company’s relative TSR performance through the first year of the three year performance period was at the 34th percentile of the 69 companies that comprised the NASDAQ Internet Index on the grant date.  Accordingly, had the performance period ended on December 31, 2013, 52% of the target shares would have been earned.

In addition to the TSR Program, the remaining 50% of the performance shares granted to our NEOs were performance shares based upon the Company attaining positive non-GAAP net income in 2013.  We did not grant any stock options or time-based restricted stock to our NEOs, with the exception of new hire restricted stock grants pursuant to the offer letter commitments to each of Messrs. Dobson, Cahall and Peterson.

2014 LTI Program Design

On February 25, 2014, the Committee approved the 2014 LTI program design under which the NEOs will receive 50% of their equity grant in the form of a TSR consistent with the terms described above in the 2013 program and 50% of their equity grant in the form of restricted stock which vests over three years.  No changes were made to the terms of the relative TSR award for the 2014 grant.

Interim CEO Compensation — Thomas F. Madison

Effective November 1, 2012, Thomas F. Madison, our lead director, was appointed Interim Chief Executive Officer while the Company conducted a national search for a new Chief Executive Officer.  In connection with his role with the Company, Mr. Madison received base compensation at an annual rate of $450,000 and no equity or other compensation.  Upon completion of his duties on February 28, 2013, the Board awarded Mr. Madison a bonus of $100,000.

New CEO Compensation — David C. Dobson

On February 28, 2013, David C. Dobson accepted an offer to serve as the Company’s Chief Executive Officer, commencing February 28, 2013.  In connection with his employment, the Company and Mr. Dobson entered into an Employment Agreement and an Employee Retention and Motivation Agreement. The term of the Employment Agreement commenced on February 28, 2013 (“Commencement Date”) and continues until terminated by either party. Mr. Dobson’s annual base salary will be not less than $600,000, and he will be eligible for a target bonus of up to 100% of his base salary. Mr. Dobson’s fiscal year 2013 target bonus will be pro-rated for the period commencing on the Commencement Date, and will be payable without regard to achievement of performance goals.

As an inducement to his employment, Mr. Dobson also received a restricted stock grant for 192,982 shares of common stock (having a market value of $2,750,000 on the Commencement Date) and performance stock awards for 196,492 shares of common stock (having a market value of $2,800,000 on the Commencement Date). The restricted stock grant will vest in four equal annual installments on the first, second, third and fourth anniversaries of the Commencement Date, subject to Mr. Dobson’s continued employment. The performance stock award will be earned and vest in accordance with the following schedule: (i) 50% of the award will be earned based upon the achievement of the Company’s three-year total shareholder return (TSR) performance test for the three-year period ending December 31, 2015, and if earned will vest in one installment at the end of the three-year performance period and (ii) 50% of the award will be earned based upon the achievement of positive non-GAAP net income for fiscal year 2013, and if earned will vest in four equal annual installments on the first, second, third and fourth anniversaries of the Commencement Date. The Company will also provide Mr. Dobson a housing allowance of up to $3,500 per month through December 31, 2014, pending the relocation of his primary residence to the Minneapolis, Minnesota metropolitan area.

Generally Available Benefit Programs and Executive Perquisites

Our NEOs are eligible to participate in our tax-qualified 401(k) Plan, which provides for broad-based employee participation.  Under the 401(k) Plan, all of our employees are eligible to receive matching contributions that are subject to vesting over time. The matching contribution for the 401(k) Plan for the year ended December 31, 2013 was $.45 for each dollar of each participant’s eligible pretax contributions.  We do not provide defined benefit pension plans or defined contribution retirement plans to our NEOs or other employees other than the 401(k) Plan.

Our NEOs are also eligible to participate in a number of other benefits that provide for broad-based employee participation. These benefits programs include the employee stock purchase plan, medical, dental and vision insurance, long-term and short-term disability insurance, life and accidental death and dismemberment insurance, health and dependent care flexible spending accounts, wellness programs, educational assistance, employee assistance and certain other benefits. Many employees also are eligible for variable pay under sales incentive plans, recognition bonus programs and/or the incentive arrangements described above.

The 401(k) Plan and other generally available benefit programs allow us to remain competitive for employee talent, and we believe that the availability of the benefit programs generally enhances employee productivity and loyalty. The main objectives of our benefits programs are to give our employees access to quality healthcare, financial protection from unforeseen events, assistance in achieving retirement financial goals and enhanced health and productivity. These generally available benefits typically do not specifically factor into decisions regarding an individual executive’s total compensation or equity award package.

On an annual basis, we benchmark our overall benefits programs, including our 401(k) Plan, against our peer group.  Our NEOs did not receive any perquisites in fiscal 2013 other than matching contributions under the 401(k) Plan.

Stock Ownership Guidelines for Named Executive Officers

The Compensation Committee has adopted stock ownership guidelines for the NEOs to more closely align the interests of such persons with those of our stockholders.  The guidelines provide that NEOs should maintain an investment in Digital River common stock equal to three times their annual base salary (five times in the case of the CEO).  Our NEOs have four years from appointment as a NEO to meet these guidelines.  All NEOs are in compliance with the stock ownership guidelines.

Severance and Change of Control Agreements

Severance Pay Arrangements.  We have an Employment Agreement and an Employee Motivation and Retention Agreement with Mr. Dobson and a Severance and Change of Control Agreement with each of Messrs. Schulz, Cahall, Peterson and Crudden that contain severance pay arrangements. The severance provisions of these agreements are designed to provide clarity with respect to the rights and obligations of the parties upon the termination of employment with us. The terms of these agreements are described below.  None of the agreements with Messrs. Dobson, Schulz or Crudden were modified in 2013.  Messrs. Cahall and Peterson entered into their agreements in 2013 as an inducement and in connection with their appointment as officers of the Company.

Change in Control Arrangements.  If a change in control of our Company were to occur, the Committee believes that it is in the best interests of stockholders to ensure the retention of key executives to facilitate an orderly transition. For this reason, the agreements with Messrs. Dobson, Schulz, Cahall, Peterson and Crudden contain change in control provisions.  These agreements reduce the risk of losing key management personnel that may occur during a critical period of a potential or actual change in control of our Company. These provisions are separate from the severance provisions identified above but would not allow an executive to obtain duplicative severance benefits upon termination of employment.  None of the agreements with Messrs. Dobson, Schulz or Crudden were modified in 2013.  Messrs. Cahall and Peterson entered into their agreements in 2013 as an inducement and in connection with their appointment as officers of the Company. None of these agreements with our NEOs contain a tax gross-up feature.

The change in control provisions contain a “double trigger” cash severance provision, which means that, in order to receive cash severance benefits, an executive’s employment must be terminated within a specified period following a change in control. The Compensation Committee believes that a double trigger design is more appropriate for cash severance benefits than the single trigger design as it prevents payments in the event of a change in control where the executive continues to be employed without an adverse effect on compensation, role and responsibility or job location.  Additional details about these agreements are described below.

The Committee approved in 2014 that prospective annual equity grants, beginning in 2015, will be granted with double-trigger equity vesting rather than single-trigger equity vesting.  This change will be made to bring the program into closer alignment with corporate governance best practices and market trend.

The levels of severance pay and benefits that would be provided under our severance pay arrangements and practices are competitive with the practices of other companies in our industry. Our Committee believes that they are important elements of a total compensation program to attract and retain senior executives.

David C. Dobson

In February 2013, we entered into an Employment Agreement and an Employee Motivation and Retention Agreement with David C. Dobson, in connection with his employment as our Chief Executive Officer.  The Employment Agreement provides that Mr. Dobson will be entitled to certain termination payments (a) if his employment is terminated by Digital River for any reason except upon his death or disability or for cause, or (b) upon Mr. Dobson’s voluntary termination following a material diminution in his base salary, a material diminution in his authority, duties, or responsibilities, which would cause his position to become one of lesser responsibility, importance, or scope, relocation of Mr. Dobson’s principal place of employment to a location by more than 50 miles, or a material breach of our obligations under his Employment Agreement.  In the event of such termination, he will be entitled to termination payments equal to his base annual salary rate at the time of termination plus his target bonus rate for (i) a period of eighteen (18) months if such termination occurs within twelve (12) months after February 28, 2013 (the “Commencement Date”), and (ii) a period of twelve (12) months if such termination occurs more than twelve (12) months after the Commencement Date.  Mr. Dobson will also be entitled to a continuation of certain employee benefits for the applicable severance period. Mr. Dobson’s cash severance will be payable in installments on the Company’s regular payroll dates during the severance period, provided that if Mr. Dobson is considered a “specified employee” within the meaning of Section 409A of the Internal Revenue Code, no payment will be made until at least six months following termination of his employment.

Mr. Dobson’s Employee Retention and Motivation Agreement provides that, effective immediately upon a change in control of the Company, (i) all outstanding stock options held by Mr. Dobson will accelerate and become fully exercisable, and all shares of restricted equity held by him will become non-forfeitable and all restrictions will lapse, and (ii) his annual cash bonus for the year in which the change in control occurs will be fixed at his target bonus level as in effect immediately prior to the change in control, and a pro-rated portion of such bonus (based on the number of calendar days in the fiscal year to which the bonus relates which have elapsed prior to the date of the change in control) will be paid to him within thirty (30) days after the change in control.  In addition, if within twelve (12) months after a change in control of the Company Mr. Dobson’s employment is terminated by the Company for any reason except upon his death or disability or for cause, or if Mr. Dobson resigns for good reason, he will be entitled to termination payments equal to (A) one hundred fifty percent (150%) of his annual base salary and target bonus, if such termination occurs within twelve (12) months after the Commencement Date set forth in the Employment Agreement, and (B) one hundred percent (100%) of his annual base salary and target bonus, if such termination occurs more than twelve (12) months after the Commencement Date.  Such severance payments will be paid in a lump sum within thirty (30) days of the effective date of such termination, provided that if Mr. Dobson is considered a “specified employee” within the meaning of Section 409A of the Internal Revenue Code, such payment will not be made until at least six months following termination of his employment.  In the event of a change of control, such payments and benefits may be reduced if any payment or benefit would be subject to the excise tax imposed by Sections 280G or 4999 of the Internal Revenue Code.  Mr. Dobson also has agreed not to compete with Digital River for a period of eighteen (18) months following termination of his employment as described above in countries or territories where Digital River conducts its business.

Stefan B. Schulz

In August 2011, we entered into a Change of Control and Severance Agreement with Stefan B. Schulz, our Chief Financial Officer.  Mr. Schulz will be entitled to certain termination payments (a) if his employment is terminated by Digital River for any reason except upon his retirement, death or disability or for cause; or (b) upon Mr. Schulz’s voluntary termination following a material change in his function, duties or responsibilities without his consent that would cause Mr. Schulz’s position to become one of lesser responsibility, importance, or scope, relocation of Mr. Schulz’s principal place of employment by more than thirty miles, or a material breach of our obligations under his change of control and severance agreement; or (c) upon Mr. Schulz’s voluntary (as described above) or involuntary termination of employment following a change of control of Digital River.  In the event of such termination, he will be entitled to termination payments equal to his base salary at the time of termination, as well as a continuation of certain employee benefits for a period of 12 months, and, if the termination follows a change of control, an amount equal to the average of his annual bonus amount for the prior three years.  Mr. Schulz’s cash severance is paid in one lump sum payment at least six months following his termination of employment, in accordance with Section 409A of the Internal Revenue Code.  In addition, upon the occurrence of a change of control of the Company, any unvested Equity Incentives held by Mr. Schulz will immediately vest and become exercisable and any unexercised stock options will remain exercisable for 90 days following his termination of employment (unless sooner terminated in connection with a change of control transaction).  In the event of a change of control, such payments and benefits may be reduced if any payment or benefit would be subject to the excise tax imposed by Sections 280G or 4999 of the Internal Revenue Code.  Mr. Schulz also has agreed not to compete with Digital River in countries or territories where we conduct our business for a period of 12 months following his voluntary or involuntary termination as described above.

In the event of Mr. Schulz’s death, we will award to his beneficiaries a pro-rated bonus, in an amount equal to the Board’s good faith estimate of the bonus Mr. Schulz would have earned in the year of his death; provided, however, that the good faith estimate of the bonus will be at least equal to the average of Mr. Schulz’s bonuses for the three most recent years.  In the event that we terminate Mr. Schulz following his permanent disability, we will award him a cash amount equal to 12 months of his base salary at time of termination and a pro-rated bonus, in an amount equal to the Board’s good faith estimate of the bonus Mr. Schulz would have earned in the year of his disability.  In addition, we will continue to provide him with term life insurance and medical insurance benefits for a period of one year.

Theodore R. Cahall, Jr.

On October 23, 2013, as an inducement and in connection with his employment, Mr. Cahall and the Company entered into a Change of Control and Severance Agreement, which provides that Mr. Cahall will be entitled to certain termination payments (a) if his employment is terminated by the Company for any reason except upon his retirement, death or disability or for cause, or (b) upon Mr. Cahall’s voluntary termination following a material change in his function, duties or responsibilities without his consent that would cause Mr. Cahall’s position to become one of lesser responsibility, importance, or scope, a relocation of Mr. Cahall’s principal place of employment by more than thirty miles or a material reduction in his benefits and perquisites from those provided at the date of the Change of Control and Severance Agreement, in each case without his consent, or a material breach of the Company’s obligations under the Change of Control and Severance Agreement, or (c) upon Mr. Cahall’s voluntary (as described above) or involuntary termination of employment following a change of control of the Company.  In the event of such termination, he will be entitled to termination payments equal to his base salary at the time of termination plus a pro-rata portion of his target bonus for such year, as well as a continuation of certain employee benefits for a period of 12 months.  Mr. Cahall’s cash severance will be paid in one lump sum payment at least six months following his termination of employment, in accordance with Section 409A of the Internal Revenue Code.  In addition, upon the occurrence of a change of control of the Company, any unvested Equity Incentives held by Mr. Cahall will immediately vest and become exercisable.  In the event of a change of control, such payments and benefits may be reduced if any payment or benefit would be subject to the excise tax imposed by Sections 280G or 4999 of the Internal Revenue Code.  Mr. Cahall also has agreed not to compete with the Company in countries or territories where we conduct our business for a period of 12 months following his voluntary or involuntary termination as described above.

Thomas E. Peterson

On November 18, 2013, as an inducement and in connection with his employment, Mr. Peterson and the Company entered into a Change of Control and Severance Agreement, which provides that Mr. Peterson will be entitled to certain termination payments (a) if his employment is terminated by the Company for any reason except upon his retirement, death or disability or for cause, or (b) upon Mr. Peterson’s voluntary termination following a material change in his function, duties or responsibilities without his consent that would cause Mr. Peterson’s position to become one of lesser responsibility, importance, or scope, a relocation of Mr. Peterson’s principal place of employment by more than thirty miles or a material reduction in his benefits and perquisites from those provided at the date of the Change of Control and Severance Agreement, in each case without his consent, or a material breach of the Company’s obligations under the Change of Control and Severance Agreement, or (c) upon Mr. Peterson’s voluntary (as described above) or involuntary termination of employment following a change of control of the Company.  In the event of such termination, he will be entitled to termination payments equal to his base salary at the time of termination plus a pro-rata portion of his target bonus for such year, as well as a continuation of certain employee benefits for a period of 12 months.  Mr. Peterson’s cash severance will be paid in one lump sum payment at least six months following his termination of employment, in accordance with Section 409A of the Internal Revenue Code.  In addition, upon the occurrence of a change of control of the Company, any unvested Equity Incentives held by Mr. Peterson will immediately vest and become exercisable.  In the event of a change of control, such payments and benefits may be reduced if any payment or benefit would be subject to the excise tax imposed by Sections 280G or 4999 of the Internal Revenue Code.  Mr. Peterson also has agreed not to compete with the Company in countries or territories where we conduct our business for a period of 12 months following his voluntary or involuntary termination as described above.

Kevin L. Crudden

In February 2008, we entered into a Change of Control and Severance Agreement with Kevin L. Crudden, our Senior Vice President and General Counsel.  Mr. Crudden will be entitled to certain termination payments (a) if his employment is terminated by Digital River for any reason except upon his retirement, death or disability or for cause, or (b) upon Mr. Crudden’s voluntary termination following a material change in his function, duties or responsibilities without his consent that would cause Mr. Crudden’s position to become one of lesser responsibility, importance, or scope, relocation of Mr. Crudden’s principal place of employment by more than thirty miles, or a material breach of our obligations under his change of control and severance agreement, or (c) upon Mr. Crudden’s voluntary (as described above) or involuntary termination of employment following a change of control of Digital River.  In the event of such termination, he will be entitled to termination payments equal to his base salary at the time of termination, as well as a continuation of certain employee benefits for a period of 12 months.  Mr. Crudden’s cash severance is paid in one lump sum payment at least six months following his termination of employment, in accordance with Section 409A of the Internal Revenue Code.  In addition, any unvested Equity Incentives held by Mr. Crudden will immediately vest and become exercisable and any unexercised stock options will remain exercisable for 90 days following his termination of employment (unless sooner terminated in connection with a change of control transaction).  In the event of a change of control, such payments and benefits may be reduced if any payment or benefit would be subject to the excise tax imposed by Sections 280G or 4999 of the Internal Revenue Code.  Mr. Crudden also has agreed not to compete with Digital River in countries or territories where we conduct our business for a period of 12 months following his voluntary or involuntary termination as described above.

In the event of Mr. Crudden’s death, we will award to his beneficiaries a pro-rated bonus, in an amount equal to the Board’s good faith estimate of the bonus Mr. Crudden would have earned in the year of his death; provided, however, that the good faith estimate of the bonus will be at least equal to the average of Mr. Crudden’s bonuses for the three most recent years.  In the event that we terminate Mr. Crudden following his permanent disability, we will continue to provide him with term life insurance and medical insurance benefits for a period of one year.

See the tables on page 38 of this proxy statement for more information related to the severance benefits for each of NEOs.

Accounting and Tax Considerations

In designing our compensation programs, the Committee takes into consideration the accounting and tax effect that each element of compensation will or may have on us and the executive officers and other employees as a group.  We recognize a charge to earnings for financial accounting purposes when either stock options or restricted stock awards are granted.

Digital River is limited by Section 162(m) of the Internal Revenue Code to a deduction for federal income tax purposes of up to $1,000,000 of compensation paid to certain NEOs in a taxable year.  Compensation above $1,000,000 may be deducted if it meets certain technical requirements to be classified as “performance-based compensation.”  Although the Compensation Committee uses the requirements of Section 162(m) as a guideline, deductibility is not the sole factor it considers in assessing the appropriate levels and types of executive compensation and it will elect to forego deductibility when the Compensation Committee believes it to be in our best interests and the best interests of our stockholders.

The Compensation Committee believes that the compensation programs described above provide compensation that is competitive with our peer group, link executive and stockholder interests, and provide a means for us to attract and retain qualified executives.  The Compensation Committee will continue to monitor the relationship among executive compensation, our performance and stockholder value as a basis for determining our ongoing compensation policies and practices.

Compensation Committee Interlocks and Insider Participation

During fiscal year 2013, the Committee was composed of three non-employee directors: Messrs. Steenland, Madison and Steiner.  Mr. Madison was appointed interim Chief Executive Officer of the Company on November 1, 2012 and served in such capacity until February 28, 2013, when we appointed Mr. Dobson as our Chief Executive Officer.  With the appointment of a new Chief Executive Officer on February 28, 2013, Mr. Madison returned to the Committee and will participate in all decisions but for matters specifically related to Section 162(m) of the Internal Revenue Code.  Otherwise, no current member of the Compensation Committee is or has ever been one of our officers or employees, or has had any relationship with us that is required to be disclosed under Item 404 of Regulation S-K.  None of our executive officers serves, or in the past fiscal year has served, on the board of directors or as a member of a compensation committee of any entity that has or has had one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis for fiscal year 2013. Based on the review and discussions, the Compensation Committee recommended to the Board, and the Board has approved, that the Compensation Discussion and Analysis be included in our proxy statement for our 2014 annual meeting of stockholders.

The information contained in this report shall not be deemed to be “soliciting material” or “filed” with the SEC or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act or the Exchange Act.

This report is submitted by the Compensation Committee.

COMPENSATION COMMITTEE

Douglas M. Steenland, Chairman

Thomas F. Madison

Perry W. Steiner

SUMMARY OF COMPENSATION

The following table shows for the fiscal years ended December 31, 2013, 2012 and 2011, compensation awarded or paid to, or earned by, our NEOs.  We did not have any other executive officers in 2013.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($) (1)	Stock Awards ($) (2)	Option Awards ($) (3)	Non-Equity Incentive Plan Compensation ($) (4)	All Other Compensation ($)		Total ($)

David C. Dobson	2013	$477,692	$500,000	$5,536,250	—	—	$97,696	(5)	$6,611,638
Chief Executive Officer

Theodore R. Cahall, Jr.	2013	$53,846	$100,000	$1,500,010	—	—	$17,978	(11)	$1,671,834
Chief Operating Officer

Thomas E. Peterson	2013	$26,923	—	$875,000	—	—	—		$901,923
Executive Vice President

Stefan B. Schulz	2013	$323,769	—	$783,851	—	$364,769	$7,875	(6)	$1,480,264
Chief Financial Officer	2012	$300,000	—	$1,712,050	—	$52,624	$3,990	(7)	$2,068,664
	2011	$109,615	$200,000	$482,250	—	—	—		$791,865

Kevin L. Crudden	2013	$286,885	—	$589,636	—	$242,007	$7,875	(6)	$1,126,403
Senior Vice President & General Counsel	2012	$275,000	—	$803,075	—	$36,179	$4,250	(7)	$1,118,504
	2011	$267,885	—	$613,980	—	$94,514	$4,125	(8)	$980,504

Thomas F. Madison	2013	$75,000	$100,000	—	—	—	—		$175,000	(9)
Former Interim Chief Executive Officer	2012	$75,000	—	—	—	—	—		$75,000	(9)

Thomas M. Donnelly	2013	$145,753	—	$1,248,625	—	$45,000	$646,109	(10)	$2,085,487
Former President and Chief Operating Officer	2012	$360,000	—	$1,941,500	—	$94,723	$4,250	(7)	$2,400,473
	2011	$342,923	—	$2,029,545	—	$247,455	$4,125	(8)	$2,624,048

(1)             The amounts in this column are for bonuses paid per the employment agreements for Messrs. Dobson, Cahall and Schulz.  Mr. Madison’s bonus was awarded in connection with his service as interim Chief Executive Officer.

(2)             The grant date fair value of all stock awards has been calculated in accordance with applicable accounting standards.  In the case of restricted stock, the value is determined by multiplying the number of units granted by the closing price of our stock on the grant date.  In the case of performance-based restricted stock awards granted the value is based on the probable outcome of the performance conditions under the awards.  In the case of relative total shareholder return (“TSR”) stock awards granted the value is determined by using a Monte Carlo valuation model.

(3)             No stock options were awarded to NEOs in 2013, 2012, or 2011.

(4)             The amounts reported in this column for the 2013, 2012, and 2011 fiscal years include payments earned for the applicable year under the 2008 Performance Bonus Plan.

(5)             This amount includes $97,656 for housing, commuting and relocation assistance and $40 in Digital River’s matching contribution under our tax qualified 401(k) Plan.

(6)             This amount is Digital River’s matching contribution of $7,875 with respect to Messrs. Schulz and Mr. Crudden under our tax qualified 401(k) Plan.

(7)             This amount is Digital River’s matching contribution of $4,250 with respect to Messrs. Donnelly and Crudden and $3,990 with respect to Mr. Schulz under our tax qualified 401(k) Plan.

(8)             This amount is Digital River’s matching contribution of $4,125 under our tax qualified 401(k) Plan.

(9)             This amount does not include any amounts that Mr. Madison received for his role as a member of the Company’s Board of Directors.

(10)       This amount includes $560,116 paid in connection with the non-renewal of Mr. Donnelly’s employment agreement as Chief Financial Officer of the Company pursuant to the terms of his employment agreement, $12,743 in COBRA insurance payments and $73,250 in consulting fees earned during 2013.

(11)       This amount includes $17,978 paid in connection with relocation assistance.

GRANTS OF PLAN-BASED AWARDS

The following table shows all plan-based awards granted to the NEOs during fiscal year 2013. The option awards and the unvested portion of the stock awards identified in the table below are also reported in the Outstanding Equity Awards at Fiscal Year-End Table on the following page.

Grants of Plan-Based Awards

For Fiscal Year 2013

									All Other
									Option
		Estimated Possible Payouts			Estimated Possible Payouts			All Other Stock	Awards:	Exercise or	Grant Date
		Under Non-Equity			Under Equity			Awards: Number	Number of	Base Price	Fair Value of
		Incentive Plan Awards (1)			Incentive Plan Awards (2)			of Shares of	Securities	of Option	Stock and
		Threshold	Target	Maximum	Threshold	Target	Maximum	Stock or Units	Underlying	Awards	OptionAwards:
Name	Grant Date	($)	($)	($)	(#)	(#)	(#)	(#)	Options (#)	($/share)	($) (3)
David C. Dobson	2/28/2013	—	—	—	110,527	147,369	171,931	192,982	—	$—	$4,851,967

David C. Dobson	3/28/2013	—	—	—	12,281	49,123	73,685	—	—	$—	$684,283

Theodore R. Cahall, Jr.	11/1/2013	—	—	—	—	—	—	84,365	—	$—	$1,500,010

Thomas E. Peterson	12/2/2013	—	—	—	—	—	—	50,000	—	$—	$875,000

Stefan B. Schulz	2/28/2013	$70,144	$326,250	$489,375	34,331	54,930	68,663	—	—	$—	$783,851

Kevin L. Crudden	2/28/2013	$46,460	$216,094	$324,141	25,825	41,320	51,650	—	—	$—	$589,636

Thomas M. Donnelly	2/28/2013	$77,400	$360,000	$540,000	54,688	87,500	109,375	—	—	$—	$1,248,625

Thomas F. Madison	2/28/2013	—	—	—	—	—	—	—	—	$—	$—

1.                  These columns show the threshold, target, and maximum payouts for 2013 performance under the 2008 Performance Bonus Plan.  Performance metrics are determined on a quarterly and annual basis. If performance does not meet a threshold amount in a given quarter or on an annual basis, the payout may be $0.  The target criteria and bonus payments made for 2013 for Messrs. Schulz, Crudden and Donnelly are described in the section, “Annual Incentive Pay,” in the Compensation Discussion and Analysis.  The bonus payments for 2013 are shown in the Summary Compensation Table in the column titled, “Non-Equity Incentive Plan Compensation.”

2.                  These columns show the threshold, target, and maximum payouts, as performance-based shares, for 2013 performance.  The target criteria for Messrs. Dobson, Schulz, Crudden and Donnelly are described in the section, “Annual Incentive Pay,” in the Compensation Discussion and Analysis.  The actual number of performance-based shares received by the NEOs is determined by the attainment of performance goals related to positive net income in 2013 and a relative total shareholder return measured over three years ending December 31, 2015.  Received shares from the positive net income performance metric will vest over three years commencing on the date of grant.  Received shares from the total shareholder return metric cliff vest after the three year measurement period.

3.                  This column shows the grant date fair value of performance-based share awards and restricted stock awards under FASB ASC Topic 718 granted to the NEOs in 2013.  For performance-based share awards and restricted stock awards the fair value is calculated using the closing price of Digital River stock on the grant date. In the case of relative total shareholder return (“TSR”) stock awards granted the value is determined by using a Monte Carlo valuation model.  For additional information on the valuation assumptions, refer to note 6 of the Digital River financial statements in the Form 10-K for the year ended December 31, 2013, as filed with the SEC.

For a discussion of the element of pay in this table see the Compensation Discussion and Analysis section starting on page 17 of this proxy statement.

OUTSTANDING EQUITY AWARDS

The following table provides a summary of equity awards outstanding at December 31, 2013, for each of our NEOs.

2013 Outstanding Equity Awards at Year End

		Option Awards					Stock Awards
												Equity
											Equity	Incentive Plan
				Equity							Incentive Plan	Awards:
				Incentive							Awards:	Market or
				Plan Awards:					Market		Number of	Payout Value
		Number of	Number of	Number of			Number of		Value of		Unearned	of Unearned
		Securities	Securities	Securities			Shares or		Shares or		Shares, Units	Shares, Units
		Underlying	Underlying	Underlying			Units of		Units of		or Other	or Other
		Unexercised	Unexercised	Unexercised	Option	Option	Stock That		Stock That		Rights That	Rights That
	Grant	Options (#)	Options (#)	Unearned	Exercise	Expiration	Have Not		Have Not		Have Not	Have Not
Name	Date	Exercisable	Unexercisable	Options (#)	Price ($)	Date	Vested (#)		Vested ($)		Vested (#)	Vested ($)

David C. Dobson	2/28/2013	—	—	—	—	—	192,982	(1)	$3,564,378	(2)	—	$—

	2/28/2013	—	—	—	—	—	98,246	(3)	$1,814,604	(2)	—	$—

	2/28/2013	—	—	—	—	—	49,123	(4)	$907,302	(2)	—	$—

	3/28/2013	—	—	—	—	—	49,123	(4)	$907,302	(2)	—	$—

Theodore R. Cahall, Jr.	11/1/2013	—	—	—	—	—	84,365	(5)	$1,558,222	(2)	—	$—

Thomas E. Peterson	12/2/2013	—	—	—	—	—	50,000	(6)	$923,500	(2)	—	$—

Stefan B. Schulz	9/1/2011	—	—	—	—	—	12,500	(7)	$230,875	(2)	—	$—

	2/29/2012	—	—	—	—	—	36,375	(8)	$671,846	(2)	—	$—

	2/28/2013	—	—	—	—	—	27,465	(3)	$507,279	(2)	—	$—

	2/28/2013	—	—	—	—	—	27,465	(4)	$507,279	(2)	—	$—

Kevin L. Crudden	1/3/2006	40,000	—	—	$29.75	1/3/2016	—		$ —		—	$—

	2/28/2007	5,760	—	—	$55.39	2/28/2017	—		$ —		—	$—

	3/4/2008	10,000	—	—	$31.84	3/4/2018	—		$ —		—	$—

	3/3/2010	—	—	—	—	—	6,816	(9)	$125,892	(2)	—	$—

	3/16/2011	—	—	—	—	—	8,056	(10)	$148,794	(2)	—	$—

	2/29/2012	—	—	—	—	—	17,063	(8)	$315,154	(2)	—	$—

	2/28/2013	—	—	—	—	—	20,660	(3)	$381,590	(2)	—	$—

	2/28/2013	—	—	—	—	—	20,660	(4)	$381,590	(2)	—	$—

(1)          The shares vest 25% annually, starting on February 28, 2014.

(2)          The market value of stock awards is based on the closing market price of Digital River stock as of December 31, 2013, which was $18.47.

(3)          The performance shares are shown at Target.  The shares vest one-third annually, starting on February 28, 2014.

(4)          The performance shares are shown at Target.  The shares will be forfeited unless certain performance goals are obtained during the measurement period ending December 31, 2015.

(5)          The shares vest 25% annually, starting on November 1, 2014.

(6)          The shares vest 25% annually, starting on December 2, 2014.

(7)          The shares vest 25% annually, starting on September 1, 2012.

(8)          The shares vest 25% annually, starting on February 28, 2013.

(9)          The shares vest 25% annually, starting on March 3, 2011.

(10)        The shares vest 25% annually, starting on March 16, 2012.

OPTION EXERCISES AND STOCK VESTED

The following table provides a summary of shares acquired upon exercise of stock options or vesting of stock awards during fiscal year 2013 for each of our NEOs.

2013 Option Exercises and Stock Vested

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)

David C. Dobson	—	—	—	$—
Theodore R. Cahall, Jr.	—	—	—	$—
Thomas E. Peterson	—	—	—	$—
Stefan B. Schulz	—	—	18,375	$280,781
Kevin L. Crudden	—	—	26,212	$378,970
Thomas M. Donnelly	—	—	161,965	$2,344,694
Thomas F. Madison (2)	—	—	—	$—

(1)         The amount reported represents the gross number of shares vested prior to the withholding of shares to pay taxes.

(2)         Does not include any shares vested for service as a director.

CHANGE OF CONTROL AND SEVERANCE BENEFITS

Voluntary or Involuntary Termination following a Change of Control

The following table sets forth our lump-sum payment obligations under the Executive Severance Agreements upon a termination of the employment of our NEOs after the occurrence of a change of control. The table assumes termination on December 31, 2013 and payment of such termination obligations within a reasonable time thereafter.

Name	Salary	Bonus	Equity acceleration	Continued benefits	Total
David C. Dobson	$900,000	$750,000	$7,139,585	$31,259	$8,820,844
Theodore R. Cahall, Jr.	$400,000	$66,667	$1,558,222	$5,556	$2,030,445
Thomas E. Peterson	$350,000	$29,167	$923,500	$13,606	$1,316,273
Stefan B. Schulz	$330,000	$165,000	$1,917,278	$16,749	$2,429,027
Kevin L. Crudden	$290,000	—	$1,353,020	$20,308	$1,663,328

Involuntary Termination other than Death, Disability, or Retirement; Certain Voluntary Terminations — Other than Termination following a Change of Control

The following table sets forth our lump-sum payment obligations under the Executive Severance Agreements upon a termination of the employment of our NEOs other than a termination in following a change of control.

Name	Salary	Bonus	Equity acceleration	Continuedbenefits	Total
David C. Dobson	$900,000	$750,000	—	$31,259	$1,681,259
Theodore R. Cahall, Jr.	$400,000	$66,667	—	$5,556	$472,223
Thomas E. Peterson	$350,000	$29,167	—	$13,606	$392,773
Stefan B. Schulz	$330,000	$165,000	$1,917,278	$16,749	$2,429,027
Kevin L. Crudden	$290,000	—	$1,353,020	$20,308	$1,663,328

Termination upon Death

The following table sets forth our lump-sum payment obligations under the Executive Severance

Agreements upon death of our NEOs.

Name	Bonus	Total
David C. Dobson	$600,000	$600,000
Theodore R. Cahall, Jr.	$400,000	$400,000
Thomas E. Peterson	$350,000	$350,000
Stefan B. Schulz	$364,769	$364,769
Kevin L. Crudden	$242,007	$242,007

Termination upon Disability

The following table sets forth our lump-sum payment obligations under the Executive Severance Agreements upon disability of our NEOs.

Name	Salary	Bonus	Continued benefits	Total
David C. Dobson	$600,000	$600,000	$20,840	$1,220,840
Theodore R. Cahall, Jr.	$400,000	$400,000	$5,556	$805,556
Thomas E. Peterson	$350,000	$350,000	$13,606	$713,606
Stefan B. Schulz	$330,000	$364,769	$16,749	$711,518
Kevin L. Crudden	$290,000	$242,007	$20,308	$552,315

For a discussion of the change of control and severance benefits set forth in the tables above, see page 30 of this proxy statement entitled “Severance and Change of Control Agreements.”

Equity Compensation Plan Information

The following table summarizes information with respect to options and other equity awards under our equity compensation plans as of December 31, 2013:

Equity Compensation Plan Information

	(a)		(b)	(c)
	Number of Securities to			Number of Securities Remaining
	be issued upon Exercise		Weighted-average	Available for Future Issuance
Plan Category	of Outstanding Options, Warrants and Rights		Exercise Price of Outstanding Options, Warrants and Rights (1)	under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity Compensation Plans Approved by Security Holders	3,172,829	(2)	$37.24	2,938,392	(3)
Equity Compensation Plans Not Approved by Security Holders (4)	—		$0.00	34,858
Total	3,172,829		$37.24	2,973,250

(1)               The weighted average exercise price does not take into account the shares issuable upon vesting of outstanding restricted stock, which have no exercise price.

(2)               Includes 426,043 shares of our common stock to be issued upon exercise of outstanding stock options under the 1998 Plan; and includes 101,772 shares of our common stock to be issued upon exercise of outstanding stock options and 2,645,014 restricted and performance stock granted and unvested under the 2007 Plan.

(3)               Includes 2,307,809 shares of our common stock available for issuance under the 2007 Plan, and 630,583 shares of our common stock available for issuance under the 2010 Employee Stock Purchase Plan.

(4)               Our Inducement Equity Incentive Plan (the “Inducement Plan”), which was in effect as of December 31, 2005, and was the only equity compensation plan not approved by security holders, was adopted by the Board in 2005 in connection with an acquisition.  A total of 87,500 restricted shares of Company stock were initially reserved for issuance under the Inducement Plan.

Policies and Procedures with Respect to Related-Party Transactions

The Board is committed to upholding the highest legal and ethical conduct in fulfilling its responsibilities and recognizes that related-party transactions can present a heightened risk of potential or actual conflicts of interest. Accordingly, as a general matter, it is our preference to avoid related-party transactions.  The Audit Committee, all of whom are independent directors, must review and approve all related-party transactions for which such approval is required under applicable law, including SEC and NASDAQ rules.

We have policies and procedures regarding the review and approval of related-party transactions.  The policies and procedures are in writing and have been approved by the Audit Committee. The transactions covered by our policies and procedures include any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) or any series of similar transactions, arrangements or relationships in which we participate and the amount involved exceeds $120,000, and a director or executive officer of the Company has a direct or indirect material interest. The policies and procedures include transactions where the directors’ or executive officers’ children, stepchildren, parents, stepparents, spouse, siblings, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law, or sisters-in-law or members of their household (other than a tenant or employee) have a personal interest.

In addition, the Audit Committee is responsible for reviewing and investigating any matters pertaining to the integrity of management, including conflicts of interest and adherence to our Code of Conduct and Ethics.  Under the Code of Conduct and Ethics, directors, officers and all other members of the workforce are expected to avoid any relationship, influence or activity that would cause or even appear to cause a conflict of interest. Our Corporate Governance Guidelines require a director to promptly disclose to the Board any potential or actual conflict of interest involving him or her. Under the Guidelines, the Board will determine an appropriate resolution on a case-by-case basis. All directors must recuse themselves from any discussion or decision affecting their personal, business or professional interests.

All related-party transactions shall be disclosed in our applicable filings with the Securities and Exchange Commission as required under SEC rules.

PROPOSAL 2

APPROVAL OF THE DIGITAL RIVER, INC. 2014 EQUITY INCENTIVE PLAN

On February 25, 2014, the Board of Directors unanimously approved and adopted the Digital River, Inc. 2014 Equity Incentive Plan (the “2014 Plan”), authorized the reserve of 2,600,000 shares of our common stock for issuance under the 2014 Plan, and directed that the 2014 Plan be submitted to our stockholders for approval.  The 2014 Plan will become effective upon approval by our stockholders, following which any grants made under our 2007 Equity Incentive Plan and our 1998 Stock Option Plan and our 2005 Inducement Equity Incentive Plan (collectively, the “Prior Plans”) between March 21, 2014 and the effectiveness of the 2014 Plan will be retroactively deducted from the authorized reserve.  Additionally, upon stockholder approval of the 2014 Equity Incentive Plan, no further awards will be made under the Prior Plans. The purposes of the 2014 Plan are to support our ongoing efforts to attract, retain, and develop exceptional talent and to enable us to provide incentives directly linked to our short-term objectives, our long-term objectives, and increases in stockholder value.

We believe that the adoption of the 2014 Plan is in the best interests of our company because of the continuing need to provide stock options, restricted stock, and other equity-based incentives to attract and retain the most qualified personnel and to respond to relevant market changes in equity compensation practices. The use of equity compensation has historically been a significant part of our overall compensation philosophy and is a practice that we plan to continue. The 2014 Plan will serve as an important part of this practice and is a critical component of the overall compensation package that we offer to retain and motivate our employees. In addition, awards under the 2014 Plan will provide our employees an opportunity to acquire or increase their ownership stake in us, and we believe this aligns their interests with those of our stockholders, creating strong incentives for our employees to commit themselves to our future growth and success.  Stockholder approval of the 2014 Plan will allow us to take advantage of certain tax advantage under Section 162(m) (“Section 162(m)”) of the Internal Revenue Code of 1986, as amended (the “Code”), as further described below.

The 2014 Plan includes several features designed to protect stockholder interests and to reflect our compensation philosophy and practices:

•                  No “evergreen” provision;

•                  No repricing of awards without stockholder approval; and

•                  No dividends or dividend equivalents may be paid on performance-based awards unless the underlying awards are earned.

A summary of the principal features of the 2014 Plan is set forth below. This summary is qualified in its entirety by reference to the full text of the 2014 Plan, which is attached as Appendix A to this proxy statement.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to approve the 2014 Plan.  Abstentions will be counted toward the tabulation of the number of shares present and entitled to vote on this matter and will therefore have the same effect as negative votes.  Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

Purpose of the 2014 Plan

As described above, equity compensation is a significant component of the total compensation of our officers, employees, and directors. The 2014 Plan supports our overall compensation strategy by providing a means by which eligible participants may be given the opportunity to benefit from increases in value of our common stock, to secure and retain the services of eligible participants, to provide incentives for eligible participants to exert maximum efforts for our success, and to align the interests of eligible participants with the interests of our stockholders.

Additional Shares to be Authorized Under the 2014 Plan

The 2,600,000 shares of our common stock to be reserved for issuance under the 2014 Plan would constitute 7.9% of our outstanding common shares as of March 21, 2014 (33,012,148 shares).  The shares reserved for issuance under the 2014 Plan together with the outstanding options, unvested shares of restricted stock, and outstanding performance shares (at target) under the Prior Plans constitute an aggregate of 5,794,362 shares of our common stock, or 14.9% of our outstanding shares as of March 21, 2014 on a fully-diluted basis.

We currently estimate that our annual gross share usage rate will be approximately 3.6%, or 1,190,000 shares annually. We arrived at this estimate by forecasting the number of shares likely needed for newly hired employees and executives as well as ongoing grants to our current employees, executives and members of our board of directors, as well as by examining (i) the impact of total outstanding equity awards that have been granted under the 2007 Plan (as defined below) and that may be granted under the 2014 Plan, (ii) the expected value transfer and dilution of such grants, and (iii) compliance with Section 162(m).  Accordingly, we expect that the number of shares available under the 2014 Plan will provide us with enough shares for equity awards for approximately 2.2 years.

Shares subject to any type of award under the 2014 Plan, as well as shares subject to any type of award granted after March 21, 2014 under a Prior Plan, will reduce the number of shares available for future awards under the 2014 Plan on a one-for-one basis.  Any shares subject to an award under the 2014 Plan or any shares subject to an award under a Prior Plan that after March 21, 2014, in whole or in part expires, terminates, is settled in cash, or otherwise does not result in the issuance of all or a portion of such award, will be added to the number of shares available under the 2014 Plan on a one-for-one basis.  Any shares tendered or withheld upon the exercise of an option or other award under the 2014 Plan or tendered or withheld to pay tax withholding liabilities with respect any award, will also be added to the number of shares available under the 2014 Plan on a one-for-one basis. Similarly, any shares tendered or withheld upon the exercise of an option or other award under a Prior Plan after March 21, 2014, or tendered or withheld to pay tax withholding liabilities with respect to an award under a Prior Plan after March 21, 2014 will also be added to the number of shares available under the 2014 Plan on a one-for-one basis. “Substitute Awards” (as defined in the 2014 Plan) will not be counted against the number of shares available under the 2014, nor will the number of shares available under the 2014 Plan be increased if a Substitute Award expires, terminates, is settled in cash, is otherwise not issued or is tendered for payment upon the exercise of an award or in payment of a tax withholding.  Because shares subject to awards that are not issued under the Prior Plans may be added to the shares available under the 2014 Plan, as described above, potentially more than 5,794,362 shares could ultimately be issued under the 2014 Plan (assuming for this purpose that no shares are issued with respect to outstanding awards under the Prior Plans).

The following sets forth certain information as of March 21, 2014, unless otherwise noted, with respect to the Company’s existing equity compensation plans:

Stock options outstanding:	456,822
Weighted-average exercise price of outstanding stock options:	$37.98

Weighted-average remaining contractual term of outstanding stock options:	2.8 years
Full-value awards outstanding (performance shares (at target) restricted shares/units, etc.):	2,737,540

Record date number of common shares outstanding (March 26, 2014 ):	32,839,451

As additional reference, the annual equity grants awarded to the CEO and all NEOs in 2013 (excluding new hire inducement grants), represented 11% and 25% of all awards granted during the year, respectively.

Annual Share Usage and Burn Rate Commitment

The annual share usage under the Company’s equity compensation program for the last three fiscal years was as follows:

	2013	2012	2011
Stock Options Granted:	0	0	0
Performance Shares Granted (Target):	749,191	523,750	232,000
Restricted Stock Granted:	1,124,054	1,222,600	782,150

Basic Weighted Average Common Shares Outstanding:	32,065,000	33,224,000	36,778,000

Over the period covering fiscal years 2014, 2015 and 2016, we commit to cap our average annual burn rate at 7.25%. In calculating our compliance with this maximum burn rate commitment, we define “burn rate” as the number of shares subject to stock awards granted in a fiscal year divided by the weighted average number of shares of our common stock outstanding (basic) during our fiscal year. For purposes of calculating the number of awards granted in each of the next three fiscal years, (i) awards of stock options and stock appreciation rights will count as one share, and (ii) awards of restricted stock, restricted stock units or other full value Awards will count as 2.0 shares.

Market Value of Our Common Stock

As of March 21, 2014 the fair market value per share of our common stock was $17.94.

2014 Plan Basics

Eligible participants:	All of our employees, directors and consultants and those of our subsidiaries. As of March 21, 2014 approximately 1,310 persons were eligible for awards under the 2014 Plan

Types of awards:	Incentive stock options Nonstatutory stock options Restricted stock awards Restricted stock unit awards Stock appreciation rights Performance cash units Performance shares Other stock-based awards

Share reserve:

Subject to capitalization adjustments, 2,600,000 shares of our common stock are reserved under the 2014 Plan, less one share for every share granted under a Prior Plan after March 21, 2014

Shares subject to any type of award under the 2014 Plan will reduce the number of shares available for future issuances under the 2014 Plan on a one-for-one basis

Any shares subject to an award under the 2014 Plan that expires, terminates, is settled in cash, or otherwise does not result in the issuance of all or a portion of such award will be added to the number of shares available under the 2014 Plan on a one-for-one basis

Any shares tendered or withheld upon the exercise of an option or other award under the 2014 Plan or tendered or withheld to pay tax withholding liabilities will also be added to the number of shares available under the 2014 Plan on a one-for-one basis

The add backs pursuant to the above two items will apply on the same basis after March 21, 2014 with respect to awards under a Prior Plan

The number of shares of common stock reserved for issuance under the 2014 plan is not subject to “evergreen” adjustments

Limitations:

Awards that are intended to satisfy the requirements of “performance-based compensation,” as defined in Section 162(m), will be limited based on compliance with applicable requirements of Section 162(m)

Capitalization adjustments:

Share reserve, limitations, purchase price and number of shares subject to outstanding stock awards will be adjusted in the event of a stock split, reverse stock split, stock dividend, merger, consolidation, reorganization, recapitalization, or similar transaction

Repricing:

Without stockholder consent, except in connection with a capitalization adjustment or certain corporate transactions, no option or stock appreciation right will be amended to reduce the exercise price, no option or stock appreciation right with an exercise price greater than the fair market value of our common stock will be cancelled for a cash payment or the grant of replacement award with an exercise price below the fair market value of our common stock, and no action will be taken that would constitute repricing under the rules and regulations of our securities exchange

Clawback and Recoupment:	All grants under the 2014 Plan are subject to our Incentive Compensation Recoupment Policy

Stock Options and Stock Appreciation Rights

Term:

Not more than 10 years from the date of grant (provided that, for any nonstatutory stock options or stock appreciation rights that would expire on a date when trading in our common stock is prohibited under applicable law or our policies, the term of such awards shall automatically be extended to the 30th day after the expiration of such prohibition)

Exercise price:	Not less than 100% of fair market value on the date of grant

Payment of Exercise Price:	Cash Net exercise Delivery of our common stock Through a broker-assisted cashless exercise Any other form of legal consideration

Transferability:

Nontransferable, except that nonstatutory stock options may be transferred without consideration to a member of the holder’s immediate family (or an entity in which only members of the holder’s immediate family have interest) or upon death or divorce

Vesting:	To be determined by the Board at the time of grant

Termination of service:	90 days following termination without cause Immediately following termination for cause Additional time following termination due to death or disability

Restricted Stock Awards; Restricted Stock Unit Awards; Performance Shares; and Other Stock Awards

Purchase price:	Determined by Board at the time of grant; may be zero

Consideration:	Determined by Board at the time of grant; may be in any form permissible under applicable law

Vesting:	Determined by Board at time of grant; may be based on achievement of performance objectives

Performance objectives:

Performance objectives, if any, shall be one or more of the following:

Revenue or net sales

Operating income

Net income (before or after taxes)

Earnings per share

Earnings (before or after taxes, interest, depreciation and/or amortization)

Gross profit margin

Return measures

Increase in revenue or net sales

Operating expense ratios

Operating expense targets

Productivity ratios

Gross or operating margins

Cash flow

Working capital targets

Capital expenditures

Share price

Appreciation in the fair market value or book value of our common stock

Debt to equity ratio or debt levels

Funds from operations

Market share

Payment:	Payable in shares of our common stock or equivalent cash or other property as determined by the Board

Termination of service:	Any unvested portion of the stock award is forfeited

Dividends and Dividend equivalents:

Dividends and dividend equivalents may be credited in respect of shares of common stock equivalents underlying awards, provided that such dividends or dividends equivalents will not be earned or will be forfeited to the same extent as the underlying performance-based award is not earned or is forfeited

Transferability:	Stock awards generally not transferable

Deferral of award payment:

Board may establish one or more programs to permit selected participants to elect to defer receipt of consideration upon exercise of a stock award, the satisfaction of performance objectives, or other events which would entitle the participant to payment, receipt of our common stock or other consideration

Performance Cash Units

Value of award:	Cash value determined by Board at the time of grant

Vesting:	Determined by Board at the time of grant; awards will vest, in whole or in part, upon the achievement of performance objectives determined by the Board

Settlement	Determined by Board at the time of grant; award agreements will specify the date on which vested amounts, if any, will be paid

Additional 2014 Plan Terms

Administration.  The 2014 Plan will be administered by the Compensation Committee pursuant to a delegation by the Board.  The Compensation Committee will have the power to interpret the plan and to adopt such rules and guidelines for carrying out the plan as it may deem appropriate. The Compensation Committee will have the authority to adopt such modifications, procedures and subplans as may be necessary or desirable to comply with the laws, regulations, compensation practices and tax and accounting principles of the countries in which we or one of our subsidiaries may operate to assure the viability of the benefits of awards made to individuals employed in such countries and to meet the objectives of the 2014 Plan. Subject to the terms of the 2014 Plan, the Compensation Committee will have the authority to determine those individuals eligible to receive awards and the amount, type and terms of each award and to establish and administer any performance goals applicable to such awards.

Awards may, but need not, include performance objectives that will allow the awards to qualify as “performance-based compensation” under Section 162(m). To the extent that awards are intended to qualify as “performance-based compensation” under Section 162(m), the performance objectives will be one of the objectives listed as performance objectives in the preceding section of this plan summary. The Compensation Committee will determine which performance objectives shall apply to specific stock awards.

Tax withholding.  Tax withholding obligations may be satisfied by the eligible participant by (i) tendering a cash payment; (ii) authorizing us to withhold shares of our common stock from the shares otherwise issuable as a result of the exercise or acquisition of common stock under the award; or (iii) delivering to us owned and unencumbered shares of common stock.

Corporate Transactions; Securities Acquisition.  In the event of a Corporate Transaction (as defined in the 2014 Plan), the Board may (unless otherwise provided in the agreement representing an award) provide for (i) the acceleration of the exercisability, vesting, or lapse of the risk of forfeiture of any or all awards, (ii) termination of the 2014 Plan and cancellation of all awards that have not been exercised, have not vested, or remain subject to risk of forfeiture, in each case as of the date of such

Corporate Transaction, (iii) the entity succeeding Digital River by reason of such corporate transaction to assume or continue any or all awards outstanding as of the date of such Corporate Transaction or replace such awards with substantially equivalent awards, or (iv) holders of outstanding awards to become entitled to receive cash in an amount equal to the value of any or all awards outstanding as of the date of such Corporate Transaction.  Unless otherwise provided in an award agreement, in the event of certain securities acquisitions involving more than 50% of our outstanding securities, the vesting (and exercisability if applicable) of all outstanding stock awards shall be accelerated.

Amendment; Termination.  The Board may amend the 2014 Plan at any time, provided, that the amendment does not impair the rights of any eligible participant with respect to any outstanding award. Some amendments may require stockholder approval. The Board may suspend or terminate the 2014 Plan at any time. No stock awards will be granted under the 2014 Plan after it is suspended or terminated. Unless sooner terminated by the Board, the 2014 Plan will terminate on February 25, 2024.

New Plan Benefits

All awards to directors, executive officers, employees and consultants are made at the discretion of the Compensation Committee. The Summary Compensation Table and the 2013 Grants of Plan-Based Awards Table appearing elsewhere in this proxy statement show the awards that were made under the 2007 Equity Incentive Plan in 2013 to our named executive officers.  All future awards to directors, executive officers, employees and consultants of the Company under the 2014 Plan are discretionary and cannot be determined at this time. As a result, the benefits and amounts that will be received or allocated under the 2014 Plan are not determinable at this time. We have therefore not included a table that reflects such future awards.

Federal Income Tax Consequences

The following is only a brief summary of the effect of U.S. federal income taxation on us and the 2014 Plan participants. This summary does not discuss the income tax laws of any other jurisdiction (such as municipality or state) in which the recipient of the award may reside.

Incentive Stock Options.  No tax will be payable by us or the participant at the time of grant or exercise of an incentive stock option that satisfies the requirements of Code Section 422. The participant will recognize long- term capital gain or loss on the sale or exchange of the shares acquired upon the exercise of the incentive stock option if the participant sells or exchanges the shares at least two years after the date grant and more than one year after the date of exercise. If the participant sells or exchanges the shares earlier than the expiration of these two holding periods, then the participant will recognize ordinary income equal to the lesser of (i) the difference between the exercise price of the option and the fair market value of the shares on the date of exercise, or (ii) the difference between the sales price and the exercise price. Any additional gain on the sale of the shares will be capital gain. We will be entitled to deduct the amount, if any, that the participant recognizes as ordinary income, subject to certain reporting requirements.

Nonstatutory Stock Options.  No tax will be payable by us or the participant at the time of grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the excess, if any, of the fair market value of the shares with respect to which the award is exercised over the exercise price of the award will be treated for Federal tax purposes as ordinary income. Any profit or loss realized on the sale or exchange of the shares will be treated as a capital gain or loss. We will be entitled to deduct the amount, if any, by which the fair market value of the shares on the date of exercise exceeds the exercise price.

Restricted Stock.  Generally, no taxes are due when the restricted stock award is initially granted and we will not take a deduction at that time. The fair market value of the shares subject to the award is taxable as ordinary income when it is no longer subject to a “substantial risk of forfeiture” (i.e., becomes vested or transferable). Income tax is paid by the participant on the value of the shares at ordinary rates when the restrictions lapse and we will be entitled to a corresponding deduction. Any profit or loss realized on the sale or exchange of the shares will be treated as a capital gain or loss.

Restricted Stock Units and Performance Shares.  Generally, no taxes are due when the restricted stock units or performance shares are initially granted and we will take no deduction at that time. The fair market value of the shares subject to the award is taxable to the participant when the shares are paid to the participant subject to the design limitations and requirements of Code Section 409A. We will be entitled to deduct the amount, if any, that the participant recognizes as ordinary income at that time.

Performance Cash Units.  Recipient of performance cash unit awards will recognize compensation taxable as ordinary income equal to the value of the cash received in the year that the recipient receives payment. The Company normally will receive a deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

Stock Appreciation Rights.  Generally, a recipient of a stock appreciation right will recognize compensation taxable as ordinary income equal to the value of the shares of common stock or the cash received in the year that the stock appreciation right is exercised. The Company normally will receive a corresponding deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

Section 162(m).  Section 162(m) denies a deduction to any publicly held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation paid to such covered employee exceeds $1 million. Certain kinds of compensation, including qualified “performance-based compensation,” are disregarded for purposes of the deduction limitation. As described above, awards granted under the 2014 Plan may qualify as “performance-based compensation” under Section 162(m). Other stock awards will qualify as “performance-based compensation” if the grant of the stock award or the vesting of the stock award is subject to one or more performance objectives that satisfy the requirements of Section 162(m).

Deferred Compensation.  Subject to further guidance from the Internal Revenue Service, restricted stock unit awards and performance shares that may be deferred beyond the vesting date are deferred compensation and subject to the design limitations and requirements of Code Section 409A. If the limitations and requirements of Code Section 409A are violated, deferred amounts will be subject to tax at ordinary income rates immediately upon such violation and affected participants will be subject to penalties equal to (i) 20% of the amount deferred and (ii) interest at a specified rate on the under-payment of tax that would have occurred had the deferred compensation been included in gross income in the taxable year in which it was first deferred.

Section 162(m)

Special rules limit the deductibility of compensation paid to our Chief Executive Officer and to each of our three other most highly compensated executive officers (excluding the Chief Financial Officer). Under Section 162(m), the annual compensation paid to any of these specified executives will be deductible by us only to the extent that it does not exceed $1,000,000. However, we can preserve the deductibility of certain compensation in excess of $1,000,000 for performance-based compensation if the conditions of Section 162(m) are met. These conditions include (i) obtaining stockholder approval of the 2014 Plan; (ii) placing limits on the size of awards an individual participant can receive; and (iii) establishing performance criteria that must be met before an award will vest or be paid. The 2014 Plan has been designed to permit the Compensation Committee to grant certain awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m), thereby permitting us to continue to receive a federal income tax deduction in connection with such awards.  Nevertheless, the Compensation Committee may, in its discretion, grant awards that do not meet the Section 162(m) requirements for deductibility.

For purposes of the 2014 Plan, the performance criteria that must be met before an award will vest or be paid may be any one or more of the following performance criteria, or derivations of such performance criteria, either individually, alternatively or in any combination, applied to either our company as a whole or to a business unit or subsidiary, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to the results of previous year or to a designated comparison group, in each case as specified by the Compensation Committee: (i) revenue or net sales, (ii) operating income, (iii) net income (before or after taxes), (iv) earnings per share, (v) earnings before or after taxes, interest, depreciation and/or amortization, (vi) gross profit margin, (vii) return measures (including, but not limited to, return on invested capital, assets, capital, equity, sales), (viii) increase in revenue or net sales, (ix) operating expense ratios, (x) operating expense targets, (xi) productivity ratios, (xii) gross or operating margins, (xiii) cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity and cash flow return on investment), (xiv) working capital targets, (xv) capital expenditures, (xvi) share price (including, but not limited to, growth measures and total stockholder return), (xvii) appreciation in the fair market value or book value of our common stock, (xviii) debt to equity ratio or debt levels, (xix) funds from operations (FFO) and FFO per share, and (xx) market share; in all cases including, if selected by the Compensation Committee, threshold, target and maximum levels.  The performance goals may be based on the performance of the Company, the performance of a subsidiary, division, or business unit of the Company, or performance relative to other companies.

The performance goal applicable to an award will be selected by the Compensation Committee and established not later than 90 days after the commencement of the period of service to which the performance goal relates, and while the outcome is substantially uncertain; provided, however, that no performance goal shall be established after 25% of the period of service has elapsed. The Compensation Committee shall certify the extent to which any performance goal has been satisfied, and the amount payable as a result thereof, prior to the payment, settlement or vesting of any award that is intended to satisfy the requirements of Section 162(m). In determining the amounts earned by a participant pursuant to such an award, the Compensation Committee, in its discretion, will have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance on a formula or discretionary basis, or any combination thereof.

Subject to the capitalization adjustments described above, the following limits shall apply to grants of awards that are intended to comply with Section 162(m), provided that, solely for the calendar year in which an officer or employee commences employment with us, such limits will be multiplied by two:

Options and Stock Appreciation Rights:	750,000 shares granted in any calendar year (in the aggregate)

Restricted Stock and Restricted Stock Units:	300,000 shares granted in any calendar year (in the aggregate)

Performance Shares	up to 300,000 shares may be earned for each 12 months in vesting or performance period for award

Performance Cash Units	up to $5,000,000 may be earned for each 12 months in vesting or performance period for award

By approving the 2014 Plan, stockholders will be approving, among other things, the eligibility requirements for participation by employees in the 2014 Plan; the performance criteria on which specific goals applicable to certain awards would be based; and the limits on the number of shares which may be awarded to participants under the 2014 Plan.

The Board of Directors recommends a vote FOR Proposal 2.

PROPOSAL 3

ADVISORY VOTE TO APPROVE THE EXECUTIVE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

The Company is providing its stockholders with the opportunity to cast an advisory (non-binding) vote to approve the compensation of its NEOs as described below.  The Company believes that it is appropriate to seek the views of stockholders on the design and effectiveness of the Company’s executive compensation program.  The Company currently holds advisory votes on executive compensation on an annual basis.

We are pleased we received the approval of 96.2% of our stockholders for our executive compensation program at the 2013 annual meeting of stockholders. In 2013, we continued to engage shareholders to gather feedback regarding our executive compensation program.

In light of our executive compensation program redesign that took effect in February 2013, the favorable 2013 vote and the further discussions with stockholders, the Committee believes the program (i) continues to address stockholder interests, (ii) closely aligns with corporate governance best practices and (iii) rewards absolute and relative performance over the short and long-term.  In accordance with this belief, the Committee did not make material changes to the design of the incentive programs for 2014, nor did the Committee increase the target total direct compensation of our Chief Executive Officer from 2013 to 2014.  The principal changes to our executive compensation programs for 2013 are summarized below.

Please refer to “Executive Compensation—Compensation Discussion and Analysis—Executive Summary—2013 Advisory Vote on Executive Compensation” for a more complete summary of these changes.

Our existing compensation practices that represent strong corporate governance, include the following:

•                  A Committee composed solely of independent directors;

•                  An independent compensation consultant who report directly to the Committee and provides no other services to us;

•                  Limitation on the use of discretion in pay decisions, more detailed disclosure about the rationale for our pay decisions;

•                  Significant stock ownership guidelines that align executives’ interests with those of stockholders;

•                  No tax gross-ups provided on income or on payments made in connection with a change of control;

•                  No special perquisites for our executives;

•                  No pension, retirement or death benefits for executives;

•                  No stock option exchanges or repricing without stockholder approval;

•                  An annual risk assessment of our pay practices;

•                  Compensation policies and practices designed to discourage excessive risk-taking, including the the use of multi-year performance periods per our TSR program and, as discussed above, the adoption of stock ownership guidelines and a “clawback” policy; and

•                  An annual stockholder advisory vote on executive compensation.

We believe that the changes summarized above, together with our existing compensation practices, reflect corporate governance best practices and result in a compensation program deserving of stockholder support. Accordingly, we are asking for stockholder approval of the compensation of our NEOs as disclosed in this proxy statement, which disclosures include the disclosures under “Executive Compensation—Compensation Discussion and Analysis,” the compensation tables and the narrative discussion following the compensation tables. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the policies and practices described in this proxy statement.

The design of our compensation program, along with the culture and values of our Company, allows the Company to attract and retain top talent, while also encouraging our officers to keep their focus on key strategic, financial and operational goals.  The Board requests approval of the compensation packages of our NEOs and recommends that shareholders vote in favor of the following resolution:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the Company’s Named Executive Officers, as described in the Compensation Discussion and Analysis section, the compensation tables and the narrative disclosures that accompany the compensation tables set forth in this proxy statement.”

As an advisory vote, this proposal is not binding upon the Company.  However, the Compensation Committee, which is responsible for designing and administering the Company’s executive compensation program, values the opinions expressed by stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for NEOs.

The Board of Directors recommends that you vote FOR approval of the compensation of the Company’s named executive officers.

PROPOSAL 4

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee of the Board of Directors has selected Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2014, and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting.  Ernst & Young LLP has audited our financial statements since 2002.  Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting.  They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither our bylaws nor other governing documents or law require stockholder ratification of the selection of Ernst & Young LLP as our independent auditors.  However, the Board is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice.  If the stockholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm.  Even if the selection is ratified, the Board in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in our best interests and in the best interests of our stockholders.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Ernst & Young LLP.  Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes.  Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

AUDIT FEES

Audit fees include professional services rendered for the annual audit, including the integrated audit of internal control over financial reporting, the reviews of the Company’s quarterly reports on Form 10-Q, statutory audits required internationally, and review of SEC filings.   During the last two fiscal years ended December 31, 2013 and 2012, respectively, the aggregate fees billed by Ernst & Young, LLP, were approximately $1,309,200 and $1,466,250, respectively.

AUDIT-RELATED FEES

“Audit-related” fees are billed for assurance and related services reasonably related to the performance of the audit or review of our financial statements, and are not reported under “Audit Fees.”  These services include professional services requested by us in connection with merger and acquisition due diligence, employee benefit plan audits and attest services pursuant to Statement on Standards for Attestation Engagements Number 16 Reporting on Controls at a Service Organization (SSAE 16).  The aggregate audit-related fees billed by Ernst & Young LLP were approximately $206,900 and $189,000 for the fiscal years ended December 31, 2013 and 2012, respectively.

TAX FEES

Tax fees are billed for professional services for tax compliance, tax advice and tax planning.  These services include assistance with tax return preparation and review, federal, state and international tax compliance, strategic tax planning services, including in connection with our international subsidiaries, and structuring of acquisitions.  The aggregate fees billed by Ernst & Young LLP for these services were approximately $527,000 and $370,000 for the fiscal years ended December 31, 2013 and 2012, respectively.

ALL OTHER FEES

During the last two fiscal years ended December 31, 2013 and 2012, respectively, there were no fees billed by Ernst & Young LLP for professional services other than those described above.

PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services to be provided by our independent auditors.  The Audit Committee meets with our independent auditors to pre-approve the annual scope of accounting services to be performed, including all audit and non-audit services, and the related fee estimates.  Pre-approval is detailed as to the particular service or category of services to be provided and is generally subject to a specific budget.  The Audit Committee also meets with our independent auditors, on a quarterly basis, following completion of their quarterly reviews and annual audit and prior to our earnings announcements, to review the results of their work.  As appropriate, management and our independent auditors update the Audit Committee with material changes to any service engagement and related fee estimates as compared to amounts previously approved.

Under its charter, the Audit Committee has the authority and responsibility to review and approve the retention of our outside auditors to perform any proposed permissible non-audit services.  The Audit Committee may delegate this authority to one or more Committee members, but any approvals of non-audit services made pursuant to this delegated authority must be presented to the full Committee at its next meeting.  To date, the Audit

Committee has not delegated its approval authority, and all audit and non-audit services provided by Ernst & Young LLP have been pre-approved by the Audit Committee in advance.

AUDITORS’ INDEPENDENCE

The Audit Committee has determined that the rendering of all the aforementioned services by Ernst & Young LLP were compatible with maintaining the auditors’ independence.

The Board of Directors recommends a vote FOR Proposal 4.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders.  This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are Digital River stockholders will be “householding” our proxy materials.  A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders.  Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent.  If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker or direct your written request to: Investor Relations, Digital River, Inc., 10380 Bren Road West,  Minnetonka, Minnesota 55343 or contact our Investor Relations department at (952) 253-1234.  We will promptly deliver upon written or oral request a separate copy of the annual report or proxy statement to a security holder at a shared address to which a single copy of the document was delivered.  Stockholders who currently receive multiple copies of the proxy statement at their addresses and would like to request “householding” of their communications should contact their broker.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting.  If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

/s/ Kevin L. Crudden
KEVIN L. CRUDDEN
Secretary

Minnetonka, Minnesota

April 11, 2014

A copy of the 2013 Annual Report to Stockholders accompanies this proxy statement.  Our annual report on Form 10-K for the year ended December 31, 2013, as filed with the SEC, is available at no charge to stockholders upon written request to us at Investor Relations, Digital River, Inc., 10380 Bren Road West, Minnetonka, Minnesota 55343.  Copies also may be obtained without charge through Digital River’s website at www.digitalriver.com, as well as the SEC’s website at www.sec.gov.

Appendix A

DIGITAL RIVER, INC.

2014 EQUITY INCENTIVE PLAN

DIGITAL RIVER, INC.

2014 EQUITY INCENTIVE PLAN

ADOPTED: FEBRUARY 25, 2014

APPROVED BY STOCKHOLDERS: MAY 21, 2014

1.                                      PURPOSES.

(a)                                       Eligible Recipients.  The persons eligible to receive Awards are Employees, Directors and Consultants.

(b)                                       Available Awards.  The purpose of the Plan is to provide a means by which eligible recipients of Awards may be given an opportunity to benefit from increases in the value of the Common Stock through the granting of the following types of Awards:  (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) Restricted Stock Awards; (iv) Restricted Stock Unit Awards; (v) Performance Shares, (vi) Performance Cash Unit, (vii), Stock Appreciation Right, or (viii) Other Stock-Based Awards.

(c)                                        General Purpose.  The Company, by means of the Plan, seeks to retain the services of the group of persons eligible to receive Awards, to secure and retain the services of new members of this group, to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates, and to align the interests of such persons with the interests of the Company’s stockholders.

2.                                      DEFINITIONS.

(a)                                       “Affiliate” means any parent corporation or Subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

(b)                                       “Award” means a Stock Award or a Performance Cash Unit Award.

(c)                                        “Award Agreement” means a written agreement between the Company and a holder of an Award evidencing the terms and conditions of an individual Award.  Each Award Agreement shall be subject to the terms and conditions of the Plan.

(d)                                       “Board” means the Board of Directors of the Company.

(e)                                        “Capitalization Adjustment” has the meaning ascribed to that term in Section 12(a).

(f)                                         “Cause” means, except as otherwise set forth in an Award Agreement, any (i) willful breach of any agreement entered into with the Company; (ii) misappropriation of the Company’s property, fraud, embezzlement, breach of fiduciary duty, other acts of dishonesty against the Company; (iii) conviction of any felony or crime involving moral turpitude; or (iv) other act as determined by the Board in its discretion.

(g)                                       “Code” means the Internal Revenue Code of 1986, as amended.

(h)                                       “Committee” means a committee of one or more members of the Board appointed by the Board in accordance with Section 3(c).

(i)                                          “Common Stock” means the common stock of the Company.

(j)                                          “Company” means Digital River, Inc., a Delaware corporation.

(k)                                       “Consultant” means any person, including an advisor, (i) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services or (ii) serving as a member of the Board of Directors of an Affiliate and who is compensated for such services.  However, the term “Consultant” shall not include Directors who are not compensated by the Company for their services as Directors, and the payment of a director’s fee by the Company for services as a Director shall not cause a Director to be considered a “Consultant” for purposes of the Plan.

(l)                                    “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated.  A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, shall not terminate a Participant’s Continuous Service.  For example, a change in status from an employee of the Company to a Consultant to an Affiliate or to a Director shall not constitute an interruption of Continuous Service.  The Board, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.  Notwithstanding the foregoing, a leave of absence shall be treated as Continuous Service for purposes of vesting in a Stock Award only to such extent as may be provided in the Company’s leave of absence policy or in the written terms of the Participant’s leave of absence agreement.

(m)                                   “Corporate Transaction” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)                                    consummation of a sale or other disposition of all or substantially all, as determined by the Board in its discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii)                                consummation of a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or a merger, consolidation, exchange, reorganization or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation, exchange, reorganization or similar transaction, the shareholders of the Company immediately prior thereto do not Own, directly or indirectly, outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving entity in such merger, consolidation, exchange, reorganization or similar transaction;

(iii)                            individuals who, at the beginning of any consecutive twenty-four-month period, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board at any time during that consecutive twenty-four-month period; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of the Plan, be considered as a member of the Incumbent Board.

To the extent required, the determination of whether a Corporate Transaction has occurred shall be made in accordance with Code Section 409A and the regulations, notices and other guidance of general applicability issued thereunder.

(n)                                       “Covered Employee” means the chief executive officer and the three (3) other highest compensated officers of the Company (excluding the chief financial officer) for whom total compensation is required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

(o)                                       “Director” means a member of the Board.

(p)                                       “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

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(q)                                       “Employee” means any person employed by the Company or an Affiliate.  Service as a Director or payment of a director’s fee by the Company for such service or for service as a member of the Board of Directors of an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

(r)                                        “Entity” means a corporation, partnership or other entity.

(s)                                         “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(t)                                          “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” shall not include (A) the Company or any Subsidiary, (B) any employee benefit plan of the Company or any Subsidiary or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary, (C) an underwriter temporarily holding securities pursuant to an offering of such securities, or (D) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company.

(u)                                       “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i)                                    If the Common Stock is listed on any established stock exchange, the Fair Market Value of a share of Common Stock, unless otherwise determined by the Board, shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the day of determination (or, if such day of determination does not fall on a market trading day, then the last market trading day prior to the date of determination), as reported in The Wall Street Journal or such other source as the Board deems reliable.

(ii)                                In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

(v)                                       “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(w)                                     “Non-Employee Director” means a Director who either (i) is not currently an employee or officer of the Company or Affiliate, does not receive compensation, either directly or indirectly, from the Company or its Affiliate, for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(x)                                       “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(y)                                       “Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

(z)                                        “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant.  Each Option Agreement shall be subject to the terms and conditions of the Plan.

(aa)                                “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(bb)                                “Other Stock-Based Award” means shares of Common Stock granted pursuant to the terms and conditions of Section 7(d).

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(cc)                                  “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, has not been an officer of the Company or an “affiliated corporation”, and does not receive remuneration from the Company or an “affiliated corporation,” either directly or indirectly, in any capacity other than as a Director or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

(dd)                                “Own,” “Owned,” “Ownership.”  A person or Entity shall be deemed to “Own,” to have “Owned,” or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(ee)                                  “Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

(ff)                                    “Performance Share” means a Stock Award denominated in shares of Common Stock equivalents granted pursuant to Section 7(c) that may be earned in whole or in part based upon attainment of performance objectives established by the Board pursuant to Section 8.

(gg)                                “Performance Share Agreement” means a written agreement between the Company and a holder of Performance Shares evidencing the terms and conditions of an individual Performance Share award.  Each Performance Share Agreement shall be subject to the terms and conditions of the Plan.

(hh)                                “Performance Cash Unit” means an Award the value of which, if any, shall be paid to a Participant in cash upon the attainment of performance objectives established by the Board pursuant to Section 8.

(ii)                                      “Performance Cash Unit Agreement” means a written agreement between the Company and a holder of Performance Cash Units evidencing the terms and conditions of an individual Performance Cash Unit award.  Each Performance Cash Unit Agreement shall be subject to the terms and conditions of the Plan.

(jj)                                      “Plan” means this Digital River, Inc. 2014 Equity Incentive Plan.

(kk)                                “Prior Plan” means the Digital River, Inc. 2007 Equity Incentive Plan, the Digital River, Inc. 1998 Equity Incentive Plan and the 2005 Inducement Equity Incentive Plan.

(ll)                                      “Restricted Stock Award” means shares of Common Stock granted pursuant to the terms and conditions of Section 7(a).

(mm)                        “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of Restricted Stock evidencing the terms and conditions of an individual Restricted Stock Award.  Each Restricted Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(nn)                                “Restricted Stock Unit Award” means a Stock Award denominated in shares of Common Stock equivalents granted pursuant to the terms and conditions of Section 7(b) in which the Participant has the right to receive a specified number of shares of Common Stock over a specified period of time or cash equivalent thereof as determined by the Board.

(oo)                                “Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of an individual Restricted Stock Unit Award.  Each Restricted Stock Unit Award Agreement shall be subject to the terms and conditions of the Plan.

(pp)                                “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

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(qq)                                “Securities Act” means the Securities Act of 1933, as amended.

(rr)                                  “Stock Appreciation Right” means a Stock Award granted pursuant to the terms and conditions of Section 7(e).

(ss)                                    “Stock Appreciation Right Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of an individual Stock Appreciation Right.  Each Stock Appreciation Right Agreement shall be subject to the terms and conditions of the Plan

(tt)                                      “Stock Award” means any right granted under the Plan, including an Option, a Restricted Stock Award, a Restricted Stock Unit Award, Performance Shares, Other Stock-Based Award or a Stock Appreciation Right. For the avoidance of doubt, a Stock Award may be settled in cash, shares of Common Stock or other property as determined by the Board.

(uu)                                “Stock Award Agreement” means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award.  Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(vv)                                “Subsidiary” means, with respect to the Company, (i) any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%).

(ww)                            “Substitute Awards” shall mean Awards granted or shares of Common Stock issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.

(xx)                                “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

3.                                      ADMINISTRATION.

(a)                                       Administration by Board.  The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in Section 3(c).

(b)                                       Powers of Board.  The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i)                                    To determine from time to time which of the persons eligible under the Plan shall be granted Awards; when and how each Award shall be granted; what type or combination of types of Award shall be granted; the provisions of each Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Common Stock pursuant to a Stock Award; the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person; and, subject to Section 15 of the Plan, determine whether, to what extent and under what circumstances Stock Awards may be settled in cash, shares of Common Stock or other property.

(ii)                                To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration.  The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement or Performance Cash Unit Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

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(iii)                            To amend the Plan or an Award as provided in Section 13.

(iv)                             To terminate or suspend the Plan as provided in Section 14.

(v)                                 Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan.

(c)                                        Delegation to Committee.

(i)                                    General.  The Board may delegate administration of the Plan to a Committee or Committees of one (1) or more members of the Board who are not Employees, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated.  Until otherwise determined by the Board, the “Committee” shall mean the Compensation Committee of the Board.  If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee or to the Chief Executive Officer of the Company any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee, the subcommittee or the Chief Executive Officer), subject, however, to, the limitations set forth in Section 3(c)(ii) below and subject, further, to such resolutions, not inconsistent with the provisions of the Plan, applicable law and Nasdaq governance rules, as may be adopted from time to time by the Board.  The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

(ii)                                Section 162(m) and Rule 16b-3 Compliance.  In the discretion of the Board, the Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3.  In addition, the Board or the Committee may delegate to a committee of one or more members of the Board, or to the Chief Executive Officer of the Company, the authority to grant Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Award, (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code, or (c) not then subject to Section 16 of the Exchange Act.

(d)                                       Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board or a Committee in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

4.                                      SHARES SUBJECT TO THE PLAN.

(a)                                       Subject to the provisions of Section 12(a) relating to Capitalization Adjustments, a total of 2,600,000 shares of Common Stock shall be authorized for Awards granted under the Plan less one (1) Share for every one (1) Share granted under any Prior Plan after March 21, 2014; provided, that all shares of Common Stock reserved and available under the Plan shall constitute the maximum aggregate number of shares of Common Stock that may be issued through Incentive Stock Options.  After the effective date of the Plan (as provided in Section 17), no awards may be granted under any Prior Plan.

(b)                                       If (i) any shares of Common Stock subject to an Award are forfeited, an Award expires or otherwise terminates without issuance of shares of Common Stock, or an Award is settled for cash (in whole or in part) or otherwise does not result in the issuance of all or a portion of the shares of Common Stock subject to such Award (including on payment in shares of Common Stock on exercise of a Stock Appreciation Right), such shares of Common Stock shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, be added to the shares of Common Stock available for grant under the Plan or (ii) after March 21, 2014, any shares of Common Stock subject to an award under any Prior Plan are forfeited, an award under any Prior Plan expires or otherwise terminates without issuance of such shares of Common Stock, or an award under any Prior Plan is settled for cash (in whole or in part), or otherwise does not result in the issuance of all or a portion of the shares of Common Stock subject to such award (including on payment in shares of Common Stock on exercise of a stock appreciation right), then in each such case the shares of Common Stock subject to the Award or award under any Prior Plan shall,

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to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, be added to the shares of Common Stock available for grant under the Plan on a one-for-one basis.

(c)                                        In the event that (i) any Option or other Award granted hereunder is exercised through the tendering of shares of Common Stock (either actually or by attestation) or by the withholding of shares of Common Stock by the Company, or (ii) withholding tax liabilities arising from such Option or other Award are satisfied by the tendering of shares of Common Stock (either actually or by attestation) or by the withholding of shares of Common Stock by the Company, then in each such case the shares of Common Stock so tendered or withheld shall be added to the shares of Common Stock available for grant under the Plan on a one-for-one basis.  In the event that after March 21, 2014, (i) any option or award under any Prior Plan is exercised through the tendering of shares of Common Stock (either actually or by attestation) or by the withholding of shares of Common Stock by the Company, or (ii) withholding tax liabilities arising from such options or awards are satisfied by the tendering of shares of Common Stock (either actually or by attestation) or by the withholding of shares of Common Stock by the Company, then in each such case the shares of Common Stock so tendered or withheld shall be added to the shares of Common Stock available for grant under the Plan on a one-for-one basis.

(d)                                       Substitute Awards shall not reduce the shares of Common Stock authorized for grant under the Plan or the applicable limitations on grants to a Participant under Section 10.5, nor shall shares of Common Stock subject to a Substitute Award be added to the shares of Common Stock available for Awards under the Plan as provided in paragraphs (b) and (c) above.

(e)                                        The shares of Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.                                      ELIGIBILITY.

(a)                                       Eligibility for Specific Awards.  Incentive Stock Options may be granted only to Employees.  Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants.

(b)                                       Ten Percent Stockholders.  A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

(c)                                        Section 162(m) Limitation on Grants.  Subject to the provisions of Section 12(a) relating to Capitalization Adjustments, the following limits (each, an “Award Limit,” and collectively, “Award Limits”) shall apply to grants of Awards under the Plan that are intended to satisfy the requirements for “performance-based compensation” as defined by Code Section 162(m) and the regulations issued thereunder:

(i)                                    Options and Stock Appreciation Rights. The maximum number of shares of Common Stock subject to Options granted and shares of Common Stock subject to Stock Appreciation Rights granted during any calendar year to any one Participant shall be, in the aggregate, 750,000 shares;

(ii)                                Restricted Stock Awards and Restricted Stock Units. The maximum grant with respect Restricted Stock Awards and Restricted Stock Unit Awards during any calendar year to any one Participant shall be, in the aggregate, 300,000 shares;

(iii)                            Performance Shares.  To the extent payable in or measured by the value of shares of Common Stock, in no event shall a Participant be granted Performance Shares during any calendar year under which more than 300,000 Shares may be earned for each twelve (12) months in the vesting period or performance period

(iv)                             Performance Cash Units. In no event shall a Participant be granted Performance Cash Units during any calendar year under which more than $5,000,000 may be earned for each twelve (12) months in the vesting period or performance period.

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Notwithstanding the foregoing, solely for the calendar year in which a Participant commences employment with the Company, the limits specified above shall be multiplied by two (2).

(d)                                       Consultants.  A Consultant shall not be eligible for the grant of an Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act (“Form S-8”) is not available to register either the offer or the sale of the Company’s securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, because the Consultant is not a natural person, or because of any other rule governing the use of Form S-8.

6.                                      OPTION PROVISIONS.

Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate.  All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates shall be issued for shares of Common Stock purchased on exercise of each type of Option.  The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option Agreement or otherwise) the substance of each of the following provisions:

(a)                                       Term.  Subject to the provisions of Section 5(b) regarding Ten Percent Stockholders, no Option shall be exercisable after the expiration of ten (10) years from the date on which it was granted; provided, however, that if the term of a Nonstatutory Stock Option would expire on a date when trading in the Company’s Common Stock is prohibited by applicable law or by any insider trading policy of the Company, the term of such Nonstatutory Stock Option shall be automatically extended to the thirtieth (30th) day after the expiration of such prohibition.

(b)                                       Exercise Price.  Subject to the provisions of Section 5(b) regarding Ten Percent Stockholders, the exercise price of each Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted.  Notwithstanding the foregoing, an Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

(c)                                        Consideration.  The purchase price of Common Stock acquired pursuant to the exercise of an Option shall be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board shall have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The methods of payment permitted by this Section 5(c) are:

(i)                                    by cash, check, bank draft or money order payable to the Company;

(ii)                                through a broker-assisted cashless exercise if such exercise complies with applicable securities laws and any insider trading policy of the Company, which, prior to the issuance of the Common Stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

(iii)                            by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;

(iv)                             by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, the Company shall accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued; provided, further, that shares of Common Stock will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) shares issuable upon

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exercise are reduced to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or

(v)                                 in any other form of legal consideration that may be acceptable to the Board in its sole discretion and permissible under applicable law.

(d)                                       Transferability of an Incentive Stock Option.  An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder.  Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

(e)                                        Transferability of a Nonstatutory Stock Option.  A Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution, or pursuant to a domestic relations order as defined in the Code or in Title I of the Employee Retirement Income Security Act of 1974, as amended, and shall be exercisable during the lifetime of the Optionholder only by the Optionholder.  Notwithstanding the foregoing, the Board may, in its sole discretion, permit the Participant to transfer all or any portion of a Nonstatutory Stock Option to any member of the Participant’s “immediate family” as such term is defined in Rule 16a-1(e) of the Exchange Act, or any successor provision, or to one or more trusts whose beneficiaries are members of such Participant’s “immediate family” or partnerships in which such family members are the only partners; provided, however, that the Participant cannot receive any consideration for the transfer and such transferred Nonstatutory Stock Option shall continue to be subject to the same terms and conditions as were applicable to such Nonstatutory Stock Option immediately prior to its transfer.  Further, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

(f)                                         Vesting Generally.  The total number of shares of Common Stock subject to an Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal.  The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate.  The vesting provisions of individual Options may vary.  The provisions of this Section 6(f) are subject to any Option provisions governing the minimum number of shares of Common Stock as to which an Option may be exercised.

(g)                                       Termination of Continuous Service.  In the event that an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability or for Cause), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (i) the date ninety (90) days following the termination of the Optionholder’s Continuous Service (or such longer or shorter period specified in the Option Agreement) or (ii) the expiration of the term of the Option as set forth in the Option Agreement.  If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate.  Notwithstanding the foregoing, in the event that Optionholder is terminated for Cause, the Option shall terminate as of the date of the Optionholder’s termination of Continuous Service.

(h)                                       Extension of Termination Date.  An Optionholder’s Option Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service (other than upon the Optionholder’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in Section 6(a) or (ii) the expiration of a period of ninety (90) days after the termination of the Optionholder’s Continuous Service during which the exercise of the Option would not be in violation of such registration requirements.

(i)                                          Disability of Optionholder.  In the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within the period of time specified in the Option Agreement; provided, however, that such vested Options shall not be exercisable for a period greater than one (1) year following the Optionholder’s termination of Continuous Service due to Disability.  If no

9

such period is specified in the Option Agreement, then any vested outstanding Options shall be exercisable only within ninety (90) days following the Optionholder’s termination of Continuous Service due to Disability.  If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

(j)                                          Death of Optionholder.  In the event that (i) an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder’s Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death pursuant to Section 6(d) or 6(e), but only within the period of time specified in the Option Agreement; provided, however, that such vested Options shall not be exercisable for a period greater than one (1) year following the Optionholder’s death.  If no such period is specified in the Option Agreement, then any vested outstanding Options shall be exercisable only within six (6) months following the Optionholder’s death.  If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

(k)                                       Termination for Cause.  In the event that the Optionholder’s Continuous Service is terminated for Cause, the Option shall immediately terminate, whether or not such Option had become exercisable, and all rights of the Participant under the Option Agreement shall be forfeited.

7.                                      PROVISIONS OF AWARDS OTHER THAN OPTIONS.

(a)                                       Restricted Stock Awards.  Each Restricted Stock Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate.  The terms and conditions of the Restricted Stock Award Agreement may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical, but each Restricted Stock Award Agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i)                                    Consideration.  At the time of grant of a Restricted Stock Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Award.  To the extent required by applicable law, the consideration to be paid by the Participant for each share of Common Stock subject to a Restricted Stock Award will not be less than the par value of a share of Common Stock.  Such consideration may be paid in any form permitted under applicable law.

(ii)                                Vesting.  Shares of Common Stock acquired pursuant to the Restricted Stock Award shall be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.  The Board may condition the vesting of the shares acquired pursuant to the Restricted Stock Award upon the attainment of specified performance objectives established by the Board pursuant to Section 8 or such other factors as the Board may determine in its sole discretion, including time-based vesting.

(iii)                            Termination of Participant’s Continuous Service.  In the event that a Participant’s Continuous Service terminates, the Company may repurchase or otherwise reacquire, with or without consideration,  any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination under the terms of the Restricted Stock Award Agreement.  The Company will not exercise its repurchase option until at least six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) have elapsed following the purchase of the restricted stock unless otherwise provided in the Restricted Stock Award Agreement.

(iv)                             Transferability.  Rights to acquire shares of Common Stock pursuant to the Restricted Stock Award shall not be transferable except by will or by the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined in the Code or in Title I of the Employee Retirement Income Security Act of 1974, as amended, so long as Common Stock awarded pursuant to the Restricted Stock Award remains subject to the terms of the Restricted Stock Award Agreement.

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(b)                                       Restricted Stock Unit Awards.  Each Restricted Stock Unit Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate.  The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical, but each Restricted Stock Unit Award Agreement shall include (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i)                                    Consideration.  At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award.  To the extent required by applicable law, the consideration to be paid by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award will not be less than the par value of a share of Common Stock.  Such consideration may be paid in any form permitted under applicable law.

(ii)                                Vesting.  At the time of grant of a Restricted Stock Unit Award, the Board shall impose such restrictions or conditions to the vesting of the Restricted Stock Unit Award as it, in its absolute discretion, deems appropriate.  The Board may condition the vesting of the Restricted Stock Unit Award upon the attainment of specified performance objectives established by the Board pursuant to Section 8 or such other factors as the Board may determine in its sole discretion, including time-based vesting.

(iii)                            Payment.  A Restricted Stock Unit Award will be denominated in shares of Common Stock equivalents.  A Restricted Stock Unit Award will be settled by the delivery of shares of Common Stock.

(iv)                             Dividend Equivalents.  Dividend equivalents may be credited in respect of shares of Common Stock equivalents covered by a Restricted Stock Unit Award, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.  At the discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock equivalents covered by the Restricted Stock Unit Award by dividing (1) the aggregate amount or value of the dividends paid with respect to that number of shares of Common Stock equivalents covered by the Restricted Stock Unit Award then credited by (2) the Fair Market Value per share of Common Stock on the payment date for such dividend, or in such other manner as determined by the Board.  Notwithstanding anything to the contrary, any cash dividends or dividend equivalents or any additional share equivalents covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all the terms and conditions of the underlying Restricted Stock Unit Award Agreement to which they relate.

(v)                                 Termination of Participant’s Continuous Service.  Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service for any reason.

(vi)                             Transferability.  Restricted Stock Units shall not be transferable except by will or by the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined in the Code or in Title I of the Employee Retirement Income Security Act of 1974, as amended.

(c)                                        Performance Shares.  Each Performance Share Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate.  The terms and conditions of Performance Share Agreements may change from time to time, and the terms and conditions of separate Performance Share Agreements need not be identical; provided, however, that each Performance Share Agreement shall include (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i)                                    Consideration.  At the time of grant of Performance Shares, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Performance Shares.  To the extent required by applicable law, the consideration to be paid by the Participant for each share of Common Stock subject to a Performance Shares will not be less than the par value of a share of Common Stock.  Such consideration may be paid in any form permitted under applicable law.

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(ii)                                Vesting.  At the time of grant of Performance Shares, the Board shall impose such restrictions or conditions to the vesting of the Performance Shares as it, in its discretion, deems appropriate.  The Board may condition the grant of Performance Shares upon the attainment of specified performance objectives established by the Board pursuant to Section 8 or such other factors as the Board may determine in its sole discretion; provided, however, that such Performance Shares shall vest not earlier than the first anniversary of the date of grant.

(iii)                            Payment.  Performance Shares will be denominated in shares of Common Stock Equivalents.  Performance Shares may be settled by the delivery of shares of Common Stock, in cash, or in any combination thereof.

(iv)                             Dividends and Dividend Equivalents.  Dividends and dividend equivalents may be credited in respect of shares of Common Stock equivalents covered by Performance Shares, as determined by the Board and contained in the Performance Share Agreement.  At the discretion of the Board, such dividends or dividend equivalents may be converted into additional shares of Common Stock equivalents covered by the Performance Shares by dividing (1) the aggregate amount or value of the dividends paid with respect to that number of shares of Common Stock equivalents covered by the Performance Shares then credited by (2) the Fair Market Value per share of Common Stock on the payment date for such dividend, or in such other manner as determined by the Board.  Notwithstanding anything to the contrary, any cash dividends or cash dividend equivalents and any additional share equivalents covered by the Performance Shares credited by reason of such dividend or dividend equivalents will be subject to all the terms and conditions of the underlying Performance Share Agreement to which they relate, including but not limited to any vesting conditions.

(v)                                 Termination of Participant’s Continuous Service.  Except as otherwise provided in the applicable Performance Share Agreement, such portion of the Performance Shares that have not vested will be forfeited upon the Participant’s termination of Continuous Service for any reason.

(vi)                             Transferability.  Performance Shares shall not be transferable except by will or by the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined in the Code or in Title I of the Employee Retirement Income Security Act of 1974, as amended.

(d)                                       Other Stock-Based Awards.  The Board may grant to Participants shares of Common Stock without any vesting or other restrictions thereon as deemed by the Board to be consistent with the purpose of the Plan.  Subject to the terms of the Plan and any applicable Stock Award Agreement, such Other Stock-Based Awards may have such terms and conditions as the Board shall determine.

(e)                                        Stock Appreciation Rights.  Each Stock Appreciation Right shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate.  A Stock Appreciation Right may be granted independent of or in tandem with a previously or contemporaneously granted Option. The provisions of separate Stock Appreciation Rights need not be identical, but each Stock Appreciation Right shall include (through incorporation of provisions hereof by reference in the Stock Appreciation Right Agreement or otherwise) the substance of each of the following provisions:

(i)                                    Term.  No Stock Appreciation Right shall be exercisable after the expiration of ten (10) years from the date on which it was granted; provided, however, that if the term of a Stock Appreciation Right would expire on a date when trading in the Company’s Common Stock is prohibited by applicable law or by any insider trading policy of the Company, the term of such Stock Appreciation Right shall be automatically extended to the thirtieth (30th) day after the expiration of such prohibition.

(ii)                                Exercise Price.  The exercise price of each Stock Appreciation Right shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Stock Appreciation Right on the date the Stock Appreciation Right is granted (or, in the case of a Stock Appreciation Right being granted in tandem with a previously granted Option, not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to such Option). Notwithstanding the foregoing, a Stock Appreciation Right may be granted with an exercise price lower than that set forth in the preceding sentence if such Stock Appreciation

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Right is granted pursuant to an assumption or substitution for another stock appreciation right in a manner satisfying the provisions of Section 424(a) of the Code.

(iii)                            Transferability.  A Stock Appreciation Right shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant.  Notwithstanding the foregoing, the Participant may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

(iv)                             Settlement.  A Stock Appreciation Right shall entitle the Participant to receive, upon exercise, cash, shares of Common Stock, or any combination thereof, having a value equal to the excess of (i) the Fair Market Value of a specified number of shares of Common Stock on the date of such exercise, over (ii) a specified exercise price. If a Stock Appreciation Right is granted in tandem with an Option, the Stock Appreciation Right Agreement shall set forth the extent to which the exercise of all or a portion of the Stock Appreciation Right shall cancel a corresponding portion of the Option, and the extent to which the exercise of all or a portion of the Option shall cancel a corresponding portion of the Stock Appreciation Right.

(v)                                 Vesting.  The total number of shares of Common Stock subject to a Stock Appreciation Right may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal.  The Stock Appreciation Right may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate.  The vesting provisions of individual Stock Appreciation Rights may vary.

(vi)                             Termination of Continuous Service.  In the event that a Participant’s Continuous Service terminates (other than upon the Participant’s death or Disability or for Cause), the Participant may exercise his or her Stock Appreciation Right (to the extent that the Participant was entitled to exercise such Stock Appreciation Right as of the date of termination) but only within such period of time ending on the earlier of (i) the date ninety (90) days following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the Stock Appreciation Right Agreement) or (ii) the expiration of the term of the Stock Appreciation Right as set forth in the Stock Appreciation Right Agreement.  If, after termination, the Participant does not exercise his or her Stock Appreciation Right within the time specified in the Stock Appreciation Right Agreement, the Stock Appreciation Right shall terminate.  Notwithstanding the foregoing, in the event that Participant is terminated for Cause, the Stock Appreciation Right shall terminate as of the date of the Participant’s termination of Continued Service.

(vii)                         Extension of Termination Date.  A Participant’s Stock Appreciation Right Agreement may also provide that if the exercise of the Stock Appreciation Right following the termination of the Participant’s Continuous Service (other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Stock Appreciation Right shall terminate on the earlier of (i) the expiration of the term of the Stock Appreciation Right set forth in Section 7(e)(i) or (ii) the expiration of a period of ninety (90) days after the termination of the Participant’s Continuous Service during which the exercise of the Stock Appreciation Right would not be in violation of such registration requirements.

(viii)                     Disability of Participant.  In the event that a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Stock Appreciation Right (to the extent that the Participant was entitled to exercise such Stock Appreciation Right as of the date of termination), but only within the period of time specified in the Stock Appreciation Right Agreement; provided, however, that such vested Stock Appreciation Right shall not be exercisable for a period greater than one (1) year following the Participant’s termination of Continuous Service due to Disability.  If no such period is specified in the Stock Appreciation Right Agreement, then any vested outstanding Stock Appreciation Right shall be exercisable only within ninety (90) days following the Participant’s termination of Continuous Service due to Disability.  If, after termination, the Participant does not exercise his or her Stock Appreciation Right within the time specified herein, the Stock Appreciation Right shall terminate.

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(ix)                             Death of Participant.  In the event that (i) a Participant’s Continuous Service terminates as a result of the Participant’s death or (ii) the Participant dies within the period (if any) specified in the Stock Appreciation Right Agreement after the termination of the Participant’s Continuous Service for a reason other than death, then the Stock Appreciation Right may be exercised (to the extent the Participant was entitled to exercise such Stock Appreciation Right as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Stock Appreciation Right by bequest or inheritance or by a person designated to exercise the Stock Appreciation Right upon the Participant’s death pursuant to Section 7(e)(iii), but only within the period of time specified in the Stock Appreciation Right Agreement; provided, however, that such vested Stock Appreciation Right shall not be exercisable for a period greater than one (1) year following the Participant’s death.  If no such period is specified in the Stock Appreciation Right Agreement, then any vested outstanding Stock Appreciation Right shall be exercisable only within six (6) months following the Participant’s death.  If, after death, the Stock Appreciation Right is not exercised within the time specified herein, the Stock Appreciation Right shall terminate.

(x)                                 Termination for Cause.  In the event that the Participant’s Continuous Service is terminated for Cause, the Stock Appreciation Right shall immediately terminate, whether or not such Stock Appreciation Right had become exercisable, and all rights of the Participant under the Stock Appreciation Right Agreement shall be forfeited.

(f)                                         Performance Cash Units.  Each Performance Cash Unit Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate.  The terms and conditions of Performance Cash Unit Agreements may change from time to time, and the terms and conditions of separate Performance Cash Unit Agreements need not be identical; provided, however, that each Performance Cash Unit Agreement shall include (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i)                                    Value of Award. Performance Cash Units shall consist of monetary awards which may be earned in whole or in part if the Company or the Participant achieves specified performance objectives established by the Board over a specified performance period. The Performance Cash Unit Agreement shall state the number and total dollar value of the Performance Cash Units.

(ii)                                Vesting. The Performance Cash Unit Agreement shall set forth the performance period over which the Performance Cash Unit may be earned and one or more performance objectives to which vesting is subject, as well as the method for measuring performance. The Performance Cash Unit Agreement shall state the extent to which partial achievement of the performance objectives may result in vesting of the Performance Cash Unit, as determined by the Board.  The Board may, in its sole discretion, accelerate the vesting of any Performance Cash Unit.

(iii)                            Settlement. The Performance Cash Unit Agreement shall state the date upon which payment will be made.

(g)                                       Deferral of Award Payment. The Board may establish one or more programs under the Plan to permit selected Participants to elect to defer receipt of consideration upon exercise of a Stock Award, the satisfaction of performance objectives, or other events which, absent such an election, would entitle such Participants to payment or receipt of Common Stock or other consideration under an Award. The Board may establish the election procedures of such deferrals, the mechanisms for payment of Common Stock or other consideration subject to deferral (including accrual of interest or other earnings, if any, on amounts with respect thereto) and such other terms, conditions, rules and procedures that the Board deems advisable and in compliance with Section 409A of the Code.

8.                                      PERFORMANCE OBJECTIVES.

The Board shall determine the terms and conditions of Awards at the date of grant or thereafter; provided that performance objectives, if any, related to Awards granted to Covered Employees shall be established by a Committee consisting of no fewer than two Outside Directors (the “162(m) Committee”) not later than the latest date permissible under Section 162(m) of the Code.  To the extent that such Awards are paid to Covered Employees the performance objectives to be used, if any, shall be expressed in terms of one or more of the following: (i)

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revenue or net sales, (ii) operating income, (iii) net income (before or after taxes), (iv) earnings per share, (v) earnings before or after taxes, interest, depreciation and/or amortization, (vi) gross profit margin, (vii) return measures (including, but not limited to, return on invested capital, assets, capital, equity, sales), (viii) increase in revenue or net sales, (ix) operating expense ratios, (x) operating expense targets, (xi) productivity ratios, (xii) gross or operating margins, (xiii) cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity and cash flow return on investment), (xiv) working capital targets, (xv) capital expenditures, (xvi) share price (including, but not limited to, growth measures and total shareholder return), (xvii) appreciation in the Fair Market Value or book value of the Common Stock, (xviii) debt to equity ratio or debt levels, (xix) funds from operations (FFO) and FFO per share; and (xx) market share, in all cases including, if selected by the Board, threshold, target and maximum levels.  Such performance goals also may be based solely by reference to the Company’s performance or the performance of a Subsidiary, division, business segment or business unit of the Company or a Subsidiary, or based upon performance relative to performance of other companies or upon comparisons of any of the indicators of performance relative to performance of other companies.  The 162(m) Committee may provide for exclusion of the impact of an event or occurrence which the 162(m) Committee determines should appropriately be excluded, including (a) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (b) an event either not directly related to the operations of the Company, Subsidiary, division, business segment or business unit or not within the reasonable control of management, or (c) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles. Performance objectives, if any, established by the Board may be (but need not be) different from year-to-year, and different performance objectives may be applicable to different Participants.

9.                                      COVENANTS OF THE COMPANY.

(a)                                       Availability of Shares.  During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

(b)                                       Securities Law Compliance.  The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award.  If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained.

10.                               USE OF PROCEEDS FROM STOCK.

Proceeds from the sale of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

11.                               MISCELLANEOUS.

(a)                                       Acceleration of Exercisability and Vesting.  The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

(b)                                       Stockholder Rights.  No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Stock Award until such shares have been issued to Participant upon the exercise of an Option or pursuant to the terms of the Stock Award.

(c)                                        No Employment or other Service Rights.  Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an

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Affiliate to terminate (i) the employment of an Employee with or without notice and with or without Cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(d)                                       Incentive Stock Option $100,000 Limitation.  To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of a Stock Award Agreement.

(e)                                        Investment Assurances.  The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock.  The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (1) the issuance of the shares of Common Stock upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act or (2) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws.  The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(f)                                         Withholding Obligations.  To the extent provided by the terms of an Award Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means:  (i) tendering a cash payment; (ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lesser amount as may be necessary to avoid variable award accounting); or (iii) delivering to the Company owned and unencumbered shares of Common Stock.

(g)                                       Foreign Employees.  Without amending the Plan, the Board may grant Awards to eligible Employees, Directors and Consultants who are foreign nationals on such terms and conditions different from those specified in this Plan as may in the judgment of the Board be necessary or desirable to foster and promote achievement of the purposes of the Plan, and, in furtherance of such purposes the Board may make such modification, amendments, procedures, subplans and the like as may be necessary or advisable to comply with provisions of laws in other countries in which the Company operates or has Employees, Directors and Consultants.

(h)                                       Indemnification.  In addition to such other rights of indemnification as they may have and subject to limitations of applicable law, the members of the Board, the members of any Committee or subcommittee, and the Chief Executive Officer (to the extent of a delegation pursuant to Section 3(c) of the Plan) shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any rights granted thereunder and against all amounts paid to them in settlement thereof or paid by them in satisfaction of a judgment of any such action, suit or proceeding. The Board member or members shall notify the Company in writing, giving the Company an opportunity at its own cost to defend the same before such Board member or members undertake to defend the same on their own behalf.

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12.                               ADJUSTMENTS UPON CHANGES IN STOCK.

(a)                                       Capitalization Adjustments.  If any change is made in, or other event occurs with respect to, the Common Stock subject to the Plan or subject to any Stock Award without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, extraordinary dividend, dividend in property other than cash, spinoff, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company (each a “Capitalization Adjustment”)), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject to the Plan pursuant to Sections 4(a)  and the maximum number of securities subject to the Award Limits set forth in Section 5(c), and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of securities and price per share of Common Stock subject to such outstanding Stock Awards.  The Board shall make such adjustments, and its determination shall be final, binding and conclusive.  (The conversion of any convertible securities of the Company shall not be treated as a transaction “without receipt of consideration” by the Company.)

(b)                                       Dissolution or Liquidation.  Unless otherwise provided in the Award Agreement, in the event of a dissolution or liquidation of the Company, then all outstanding Awards shall terminate immediately prior to the completion of such dissolution or liquidation, and shares of Common Stock subject to the Company’s repurchase option may be repurchased by the Company notwithstanding the fact that the holder of such stock is still in Continuous Service.

(c)                                        Corporate Transaction.  Unless otherwise provided in the Award Agreement evidencing an Award, or as otherwise provided in the in the event of a Corporate Transaction, the Board may provide for one or more of the following:

(i)                                    the acceleration of the exercisability, vesting, or lapse of the risks of forfeiture of any or all Awards (or portions thereof);

(ii)                                the complete termination of the Plan and the cancellation of any or all Awards (or portions thereof) which have not been exercised, have not vested, or remain subject to risks of forfeiture, as applicable, in each case as of the effective date of the Corporate Transaction;

(iii)                            that the entity succeeding the Company by reason of such Corporate Transaction, or the parent of such entity, shall assume or continue any or all Awards (or portions thereof) outstanding immediately prior to the Corporate Transaction or substitute for any or all such Awards (or portions thereof) a substantially equivalent award with respect to the securities of such successor entity, as determined in accordance with applicable laws and regulations;

(iv)                             that Participants holding outstanding Awards shall become entitled to receive, with respect to each share of Common Stock subject to such Award (whether vested or unvested, as determined by the Board pursuant to subsection (c)(i) hereof) as of the effective date of any such Corporate Transaction, cash in an amount equal to (A) for Participants holding Options or Stock Appreciation Rights, the excess of the Fair Market Value of such Common Stock on the date immediately preceding the effective date of such Corporate Transaction over the exercise price per share of Options or Stock Appreciation Rights, or (B) for Participants holding Awards other than Options or Stock Appreciation Rights, the Fair Market Value of such Common Stock on the date immediately preceding the effective date of such Corporate Transaction.

The Board need not take the same action with respect to all Awards (or portions thereof) or with respect to all Participants. In addition, the Board may restrict the rights of or the applicability of this Section 12(c) to the extent necessary to comply with Section 16(b) of the Exchange Act, the Internal Revenue Code or any other applicable law or regulation. The grant of an Award pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

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(d)                                       Securities Acquisition.  Unless otherwise provided in the Award Agreement evidencing an Award, in the event of an acquisition by any Exchange Act Person of the beneficial Ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors (other than an acquisition pursuant to Section 12(c) above), then with respect to Awards held by Participants whose Continuous Service has not terminated, the vesting (and exercisability, if applicable) of such Awards shall be accelerated in full.

13.                               AMENDMENT OF THE PLAN AND AWARDS.

(a)                                       Amendment of Plan.  The Board at any time, and from time to time, may amend the Plan.  However, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy the requirements of Section 162(m) or Section 422 of the Code or the listing requirements of the national exchange.

(b)                                       Stockholder Approval.  The Board, in its sole discretion, may submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to Covered Employees.

(c)                                        Contemplated Amendments.  It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

(d)                                       Amendment of Awards.  The Board at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the rights under any Award shall not be materially impaired by any such amendment unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

14.                               TERMINATION OR SUSPENSION OF THE PLAN.

(a)                                       Plan Term.  The Board may suspend or terminate the Plan at any time.  Unless sooner terminated, the Plan shall terminate on February 25, 2024.  No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b)                                       No Impairment of Rights.  Suspension or termination of the Plan shall not materially impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the Participant.

15.                               NO AUTHORITY TO REPRICE OR EXCHANGE STOCK AWARDS.

Without the consent of the stockholders of the Company, except as provided in Section 12, the Board shall have no authority to effect either (i) the amendment of any outstanding Options or Stock Appreciation Rights under the Plan to reduce the exercise price thereof, (ii) the cancellation of any outstanding Options or Stock Appreciation Rights with an exercise price that is greater than the then-current Fair Market Value of the Company’s Common Stock in exchange for cash or the grant in substitution therefor of new Options or other Stock Awards under the Plan covering the same or different numbers of shares of Common Stock and having an exercise price that is less than the exercise price of the original Options or Stock Appreciation Rights, or (iii) take any other action with respect to an outstanding Option or Stock Appreciation Right that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the shares of Common Stock are listed.

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16.                               CLAWBACK/RECOUPMENT.   Notwithstanding anything in the Plan or an Award Agreement to the contrary, all Award shall be subject to the Company’s Incentive Compensation Recoupment Policy, as approved by the Board and as amended from time to time.

17.                               EFFECTIVE DATE OF PLAN.

The Plan was adopted by the Board on February 25, 2014.  The Plan shall be subject to approval by the shareholders of the Company at the annual meeting of shareholders of the Company to be held on May 21, 2014, and the Plan shall be effective as of the date of such shareholder approval.  On and after shareholder approval of the Plan, no awards shall be granted under any Prior Plan, but all outstanding awards previously granted under the Prior Plans shall remain outstanding and subject to the terms of such plans.

18.                               CHOICE OF LAW.

The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of laws rules.

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. Signature (Joint Owners) Date Signature [PLEASE SIGN WITHIN BOX] Date VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 11:59 p.m. (ET) on May 20, 2014. Please have your proxy card available and follow the simple instructions to obtain your records and create an electronic ballot. During The Meeting - Go to www.virtualshareholdermeeting.com/driv2014 You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 11:59 p.m. (ET) on May 20, 2014. Please have your proxy card available and follow the simple instructions the voice provides you. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. DIGITAL RIVER, INC. 10380 BREN ROAD WEST MINNETONKA, MN 55343 M71616-P47984 DIGITAL RIVER, INC. The Board of Directors recommends you vote FOR the following: Against For Abstain 1. Election of Directors Nominees: ! ! ! 1a. Thomas F. Madison ! ! ! 1b. Cheryl F. Rosner ! ! ! 1c. Edmond I. Eger III Against Abstain For The Board of Directors recommends you vote FOR the following proposals: ! ! ! 2. To approve the 2014 Equity Incentive Plan. ! ! ! 3. To submit an advisory vote to approve the executive compensation of our Named Executive Officers. ! ! ! 4. To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as independent auditors of the Company for its fiscal year ending December 31, 2014. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. ! For address changes and/or comments, please check this box and write them on the back where indicated. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

DIGITAL RIVER, INC. PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS Wednesday, May 21, 2014, 3:30 p.m. Digital River, Inc. 10380 Bren Road West Minnetonka, Minnesota 55343 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Combined Document is available at www.proxyvote.com. M71617-P47984 Digital River, Inc. 10380 Bren Road West Minnetonka, MN 55343 TO THE STOCKHOLDERS OF DIGITAL RIVER, INC.: NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of DIGITAL RIVER, INC., a Delaware corporation (the "Company"), will be held on Wednesday, May 21, 2014, at 3:30 p.m. local time at 10380 Bren Road West, Minnetonka, Minnesota 55343 for the purposes stated on the reverse. By signing the proxy, you revoke all prior proxies and appoint David C. Dobson and Kevin L. Crudden, and each of them, with full power of substitution, to vote the shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments. All stockholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible. In order to ensure your representation at the meeting, a return envelope (which is postage prepaid if mailed in the United States) is enclosed for that purpose. Even if you have given your proxy, you may still vote in person if you attend the meeting. Please note, however, that if the shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name. The foregoing items of business are more fully described in the proxy statement accompanying this Notice. The Board of Directors has fixed the close of business on March 26, 2014, as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof. Address Changes/Comments: _______________________________________________________________________________ ________________________________________________________________________________________________________ (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) (See reverse for voting instructions)